                                            ANNUAL REPORT
                                            SEPTEMBER 30, 2002

PRUDENTIAL
JENNISON EQUITY
OPPORTUNITY FUND

FUND TYPE
Small- to mid-capitalization stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.              PRUDENTIAL FINANCIAL (LOGO)

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Jennison Equity Opportunity
Fund's (the Fund) investment objective is long-term growth of capital. The Fund invests primarily (at least 80% of net assets plus any borrowings for investment purposes) in stocks of established companies with growth prospects that we believe are largely unrecognized by most investors. We aim for strong total investment returns by combining a focus on earnings growth with attention to valuation (the relation between a company's earnings and the price the market is placing on the company). This discipline discourages us from paying too much for projected earnings growth or from continuing to hold a stock when the risk/reward trade-off is no longer favorable. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
net assets as of 9/30/02

     21.5%    Information Technology
     18.3     Consumer Discretionary
     14.7     Financials
     12.9     Healthcare
     11.3     Materials
      7.8     Energy
      5.7     Industrials
      1.1     Telecommunication Services
      6.7     Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 9/30/02
     2.7%    Boise Cascade Corp.
             Paper & Forest Products
     2.7     Northrop Grumman Corp.
             Aerospace & Defense
     2.5     Millipore Corp.
             Healthcare Equipment & Instruments
     2.5     Fox Entertainment Group, Inc.
             Media
     2.5     XL Capital Ltd.
             Insurance
     2.4     Health Management Associates, Inc.
             Healthcare Providers & Services
     2.2     Pfizer, Inc.
             Pharmaceuticals
     2.2     Diebold, Inc.
             Electronic Equipment & Instruments
     2.1     Everest Reinsurance Group Ltd.
             Insurance
     2.0     Cambrex Corp.
             Chemicals

Holdings are subject to change.

                                     www.prudential.com   (800) 225-1852

Annual Report     September 30, 2002

Cumulative Total Returns1                                  As of 9/30/02

                                   One Year   Five Years   Since Inception2
Class A                             -14.59%     35.57%         75.86%
Class B                             -15.21      30.63          68.29
Class C                             -15.21      30.63          68.29
Class Z                             -14.34      37.17          78.74
S&P 500 Index3                      -20.47      -7.84          25.94
Lipper Multi-Cap Value Funds Avg.4  -16.09      -1.11          32.09

Average Annual Total Returns1     As of 9/30/02

                 One Year   Five Years     Since Inception2
     Class A     -18.86%      5.19%             9.09%
     Class B     -19.27       5.35              9.12
     Class C     -16.86       5.28              9.04
     Class Z     -14.34       6.53             10.35

Past performance is not indicative of future
results. Principal and investment return
will fluctuate so that an investor's shares,
when redeemed, may be worth more or less
than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take
into account sales charges. The average
annual total returns do take into account
applicable sales charges. Without the
distribution and service (12b-1) fee waiver
for Class A shares, the returns would have
been lower. The Fund charges a maximum
front-end sales charge of 5% for Class A
shares. Class B shares are subject to a
declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the
first six years respectively. Approximately
seven years after purchase, Class B shares
will automatically convert to Class A shares
on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1%
and a CDSC of 1% for shares redeemed within
18 months of purchase. Class Z shares are
not subject to a sales charge or
distribution and service (12b-1) fees. The
cumulative and average annual total returns
in the tables above do not reflect the
deduction of taxes that a shareholder would
pay on fund distributions or following the
redemption of fund shares. 2Inception date:
Class A, B, C, and Z, 11/7/96. 3The Standard
& Poor's 500 Composite Stock Price Index
(S&P 500 Index) is an unmanaged index of 500
stocks of large U.S. companies. It gives a
broad look at how stock prices have
performed. 4The Lipper Average is unmanaged,
and is based on the average return for all
funds in each share class for the one-year,
five-year, and since inception periods in
the Lipper Multi-Cap Value Funds category.
Funds in the Lipper Multi-Cap Value Funds
Average invest in a variety of market
capitalization ranges without concentrating
75% of their equity assets in any one market
capitalization range over an extended period
of time. Multi-cap value funds typically
have between 25% and 75% of their assets
invested in companies with market
capitalizations (on a three-year weighted
basis) above 300% of the dollar-weighted
median market capitalization of the middle
1,000 securities of the S&P SuperComposite
1500 Index. Multi-cap value funds typically
have a below-average price/earnings ratio,
price-to book ratio, and three-year sales-
per-share growth value compared to the S&P
SuperComposite 1500 Index. Investors cannot
invest directly in an index. The returns for
the S&P 500 Index and the Lipper Average
would be lower if they included the effect
of sales charges, operating expenses, or
taxes.
                                          1

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PRUDENTIAL FINANCIAL (LOGO)     November 15, 2002

DEAR SHAREHOLDER,
The 12-month period ended September 30,
2002, was disappointing for stock investors.
At the beginning of the period, in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock market into a steep and broadening decline.

Although value stocks outperformed growth stocks over this period, as they often do in declining markets, the Prudential Jennison
Equity Opportunity Fund had a substantial loss. Nonetheless, it outperformed the
Russell 3000 Value Index, a benchmark that represents the full capitalization range of value stocks, showing that the very poor market was the primary cause of its loss.
The Fund's peers, as measured by the Lipper
Multi-Cap Value Fund Average, trailed the
Index slightly. On the following pages, the Fund's adviser describes the specific investments that resulted in its good relative performance as well as its negative return.

The past two and a half years have been
challenging for equity investors. We
encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in
Prudential mutual funds through these trying times.

Sincerely,


David R. Odenath, Jr., President
The Prudential Investment Portfolios, Inc./
Prudential Jennison Equity Opportunity Fund

2

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The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Annual Report     September 30, 2002

INVESTMENT ADVISER'S REPORT

FEAR OF THE UNKNOWN
Investor enthusiasm produced a strong return for stocks in general over the first half of the Fund's fiscal year--the last calendar quarter of 2001 and the first quarter of 2002. However, in March, investors began to see a string of poor earnings reports and financial scandals. There was increasing evidence that the spurt of economic growth in the first quarter of 2002 was due largely to a one-time boost after excess inventories had been liquidated, and that a recovery in profits may come more slowly. Amid the poor economic news and the increasing uncertainty in the Middle East, investors pulled back from the equity markets generally. Stocks in every economic sector shared in a very steep decline. The total return of the Russell
3000 Index, which includes almost all U.S.
stocks, was -18.82%.

The Fund's outperformance of the market was due in part to our contrarian investing style--our strategy of investing in stocks that most investors have overlooked. The
Fund gained on its holdings in the energy and utilities sector and on its lone holding in the consumer staples sector, Whole Foods Market.
Our contrarian impulse kept us largely away from technology stocks when most investors were enamored of them, and led us to some inexpensive purchases when the sector fell into disfavor. Although these holdings continued to fall and together were the largest detractors from the Fund's return during this period, they significantly outperformed the technology sector average.
We believe they have exceptional potential.
In relative terms, the Fund was hurt during this period by our weakness in the large financial sector.

OUR ENERGY STOCKS GAINED
Energy and utility holdings generally made
positive contributions to our return, with
the largest contributions from Amerada Hess
and FMC Technologies. The gains were
achieved primarily in the first half of the
reporting period. We believed that the spot
price of oil, more than $30 a barrel, was
not likely to be sustained, so we sold the
bulk of our holdings while the
                                           3

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The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Annual Report     September 30, 2002

market was still strong. We eliminated our positions in Amerada Hess, Apache, Conoco,
Halliburton, and Premcor, profiting on all but Premcor.

We continued to hold two energy stocks that, in our opinion, should benefit from the next rising cycle in oil service industry revenues. We think that cycle will be driven by demand for services that will help non-OPEC producers find new sources of revenue. There is a great demand for new energy reserves, and future non-OPEC sources are likely to be offshore. Shares of Transocean, a deep-water driller, declined due to operational problems after its 1999 acquisition of both
Schlumberger's drilling fleet and R & B
Falcon. Transocean has corrected these
problems, and we expect it to benefit from any rebound in deep-water drilling where the most potential for large reserve additions lies. FMC Technologies, which offers systems for sub-sea oil and gas drilling and production at depths greater than 1,000 feet, was among the positive contributors during this reporting period.

DEFENSE STOCKS BOOMED
The trend toward greater defense spending, which began in the Clinton administration and was greatly accelerated in the past year, boosted the shares of two of the Fund's holdings. Northrop Grumman (see
Comments on Largest Holdings) had the
greatest impact. We had a much smaller
position in Rockwell Collins. After
Rockwell's shares rose almost 75% from the beginning of the reporting period, we thought they had reached their potential. We sold our holding and avoided the stock's subsequent retreat from its high.

BIOTECHNOLOGY PRICES WERE DEPRESSED
Healthcare is generally considered a growth sector because the large baby boom generation is aging and is expected to consume rapidly increasing amounts of healthcare products and services. Among the drug developers, biotechnology companies offer the greatest growth potential because older research disciplines have matured and new genetics-based methods can produce radically different therapies. During this reporting period, however, a series of negative decisions by the Food and Drug Administration (FDA) drove

4

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                      www.prudential.com    (800) 225-1852

down the share prices of most research-
related drug and biotechnology stocks. We saw the opportunity to buy growth companies at value prices.

We had some immediate gains. We invested in Amgen, whose shares were particularly depressed because some FDA decisions affected it specifically. Our in-house research analysts follow the company closely and expected these issues to be resolved. When they were, the shares recovered. We sold the position when it reached our target price, with a gain exceeding 25%. We also took some of our profits on another biotechnology company,
Invitrogen, after a smaller gain.

We made small opportunistic purchases in many traditional drug companies. We had modest gains on Abbott Laboratories,
Novartis (which we sold during the period), Pfizer, and Pharmacia (which was bought by Pfizer). We sold two positions at a loss: Bristol Myers Squibb and ICN
Pharmaceuticals. We bought a position in Wyeth and sold it at a loss when negative news about its hormonal therapy Premarin was released. The stock continued to decline, but we came to believe that this was an overreaction to evidence of what was at worst a slight additional risk for a very useful drug. We bought a small position again at a lower price. At period-end, it amounted to less than 1% of the Fund's net assets.

Several equipment and supplies firms were among the life science-related stocks that advanced. They included Fisher Scientific
(which distributes scientific and healthcare equipment and supplies), the medical equipment firm Millipore (see Comments on Largest
Holdings), and Apogent Technologies (which makes laboratory consumables and equipment such as microscope slides, test kits, and diagnostic reagents). Cambrex Corporation, which makes chemicals and life-product substances used in the drug and cosmetic industries, also made a positive contribution to the Fund's return.

CONSUMER-RELATED STOCKS CONTINUED TO RISE
Our print media holdings all made positive contributions to the Fund's return.
Scholastic is the U.S. publisher of Harry
Potter books. When release

                                         5

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The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Annual Report     September 30, 2002

of the latest book was delayed, Scholastic's shares plummeted to a price that we thought would be fair value even without the Harry
Potter franchise. We bought a moderate-size position, and already have taken some of our profits as other investors began to reassess the stock. Good cost controls and a potential rebound in advertising, which already has begun, pushed up shares in The
New York Times and Knight-Ridder newspaper companies.

In contrast, we had losses on firms in other media. We sold our cable holdings. Although
Liberty Media and Pearson PLC haven't yet benefited from the advertising rebound, we expect them to do so and continue to hold them. We added Fox Entertainment (see
Comments on Largest Holdings) during the period.

Our department store positions--Saks and
Federated Department Stores--both gained on the strength of consumer spending and their strong market positions. We took our profits on Federated. We established small positions in the specialty retailers Toys 'R' Us and Circuit City at good prices. They continued to fall during this reporting period, particularly Toys 'R' Us. However, it has new management that is restructuring its stores. We think above-expectation earnings from Toys 'R' Us during the holiday season will trigger a recovery in its share price.

WE BOUGHT IN STRESSED INDUSTRIES
We bought airline stocks when they plunged in price after the terrorist attacks in September 2001. The attacks caused greater security costs and loss of business than we expected, so we sold most of our positions at a loss. We continue to hold Delta Air
Lines, which has the strongest financial position in the industry and is the most likely survivor in our view. We reduced our exposure because the slow economic recovery has hurt business travel more than we expected.

The delayed recovery also affected our
materials stocks. Paper companies refrained from overproducing when demand was weak, so paper prices have not fallen much. When demand picks up, we think profits and share prices

6

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                                    www.prudential.com   (800) 225-1852

will also. Stillwater Mining is one of only two palladium producers outside of Russia and South Africa. Palladium is used in automobile catalytic converters. A major auto company recently bought several years' worth of inventory in a single purchase from a Russian source, removing a large part of the current demand from the market. Stillwater also faced an attempt by the Securities and Exchange
Commission to force it to reclassify its reserves, but Stillwater prevailed after a lengthy process. We reduced the position, but kept some exposure because we believe that the company has improved its cost controls and currently sells at a substantial discount to its fair value.

INSURANCE STOCKS PERFORMED POORLY
We had a relatively light exposure to the financial sector, which hurt our comparative performance, but a significant exposure to the poor-performing insurance industry. The largest detractor was AON, an insurance broker that has been restructuring its business over the last 18 months, but so far has yet to see much success. We sold our position. Hartford Financial Services also had a noticeable negative impact on the Fund's return. It has a substantial variable annuity business. After the sharp drop in the equity market, analysts worried about the growth potential of annuity companies as well as the profitability of existing annuity contracts. We think the concern is exaggerated. Hartford has conservative management, and we expect it to gain market share from its competitors. Its stock should rebound when the equity market turns up. XL
Capital (see Comments on Largest Holdings) was a modest detractor during this period, but is benefiting from a major cyclical upturn for property and casualty insurance companies.

TELECOMMUNICATIONS AND TECHNOLOGY CONTINUE
TO FALL

Cable & Wireless PLC was among the largest detractors from the Fund's return. It is a global diversified telecommunication services company that has been selling its noncore businesses and buying web hosting and other Internet-based assets. We expect the telecommunications industry to consolidate, and Cable & Wireless PLC, which has one of the strongest balance sheets in the industry, should be among the remaining leaders.

                                               7

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The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Annual Report     September 30, 2002

We sold our exposure to the wireless and cable industries because we think both have too many competitors. In our view, Echostar's satellite system has a better financial model. Although our position in Echostar lost ground over this reporting period, we believe this was primarily due to uncertainty about its bid for Hughes
Electronics. We think that resolving the uncertainty is more important than the outcome of the bid. The resolution is happening quickly.

Our position in Solectron, the largest
contract manufacturer of electronic products for other companies, fell substantially because so many of its customers had little demand for their products. We think Solectron's cash flow will sustain it through the downturn.
After the squeeze on technology and telecommunications companies, even more of them will likely rely on contract manufacturers for production.

LOOKING AHEAD
Over the past year, we found the most
attractive opportunities in the market in companies that would benefit from improving economic fundamentals. It is fair to say that much of the recent decline in the value of the portfolio can be attributed to investors' fear of renewed economic recession. We think that current share prices already reflect the impact of a brief economic deceleration, and the potential gains thereafter are substantial.

Throughout the year, we added technology companies that most investors have not noticed--companies that have unique advantages and that are trading at very compelling share prices. Earlier in the year, we sold several of our winners in the energy, materials, and industrials sectors, and added companies with much better long-term growth potential. One important change in our portfolio is the considerable addition of healthcare stocks, including several pharmaceutical and biopharmaceutical companies, as well as life science companies that sell R&D-related consumables and instruments. We purchased these stocks in the turbulent markets at extremely attractive prices.

Prudential Jennison Equity Opportunity Fund
Management Team

8

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                         www.prudential.com  (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings          As of 9/30/02
----------------------------------------------------
2.7%   Boise Cascade Corp./Paper & Forest Products
       Boise is a paper company. We think that its improving business fundamentals and strong office products division aren't represented in its share price. The paper industry has maintained low inventories and sustained its prices better in this downturn than in previous ones, so prices should rise from a higher starting level as demand increases.
       Boise is well placed to benefit from an
       improving economy because its principal
       focus is uncoated free sheet, which is an attractive segment of the paper market.

2.7%   Northrop Grumman Corp./Aerospace & Defense
       After Northrop acquires TRW and completes its intended sale of TRW's automotive division, it will be among the largest purely defense companies in the country. Its focus on defense electronics, space, and unmanned vehicles places it in the fastest-growing defense areas. Given these growth prospects, its shares are still inexpensive despite their rise over the past year. We believe there is room for both earnings growth and a rising price/earnings multiple for its growth potential.

2.5%   Millipore Corp./Healthcare Equipment & Instruments
       Millipore makes high-technology filtering systems for life science applications such as sterilization, cell harvesting, and separating components of a mixture. Its shares fell because FDA actions delayed the introduction of several new biotechnology drugs, a growing proportion of its business.
       We expect 2003 to be a better year for drug approvals, producing greater earnings growth and a higher price/earnings multiple.

2.5%   Fox Entertainment Group Inc./Media
       Fox is the fastest growing of the major
       broadcasting companies, yet its shares are no more expensive than the industry average.
       Both the amount of advertising and Fox's ratings are improving. Its shares are inexpensive because it is 86% owned by News
       Corp., and many investors are uncomfortable when outside shareholders are in a minority.
       We have met its management and are confident they are tightly focused on controlling costs and increasing cash flow. We expect performance that other investors will no longer be able to ignore.

2.5%   XL Capital Ltd./Insurance
       XL is a Bermuda-based property/casualty
       reinsurance company. It continues to benefit from changes in the market after terrorist attacks. Insurers now can better control the risks, terms, and conditions that they assume, and can raise the premiums they receive for coverage. XL's AA-rated balance sheet improves its competitive position.
       Pricing should continue to accelerate as XL's major competitors in Europe need to earn back the capital they lost because of overcommitments to equity in their investment portfolios. XL's equity allocation was smaller than its competitors' average.

Holdings are subject to change.

                                                  9

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                                           ANNUAL REPORT
                                           SEPTEMBER 30, 2002

PRUDENTIAL
JENNISON EQUITY
OPPORTUNITY FUND


                                            FINANCIAL STATEMENTS

The Prudential Investment Portfolios, Inc.
                                 Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of September 30, 2002

Shares           Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.3%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense  2.7%
       150,200   Northrop Grumman Corp.                               $   18,630,808
-------------------------------------------------------------------------------------
Airlines  1.2%
       695,900   Delta Airlines, Inc.                                      6,464,911
       190,600   ExpressJet Holdings, Inc.(a)                              1,753,520
                                                                      --------------
                                                                           8,218,431
-------------------------------------------------------------------------------------
Biotechnology  2.6%
       299,300   Invitrogen Corp.(a)                                      10,197,151
       175,000   iShares Nasdaq Biotechnology Index Fund                   8,093,750
                                                                      --------------
                                                                          18,290,901
-------------------------------------------------------------------------------------
Chemicals  4.7%
       387,400   Cambrex Corp.                                            14,256,320
       252,900   Engelhard Corp.                                           6,026,607
       480,000   IMC Global, Inc.                                          5,784,000
       455,500   Monsanto Co.                                              6,964,595
                                                                      --------------
                                                                          33,031,522
-------------------------------------------------------------------------------------
Commercial Services & Supplies  1.8%
       903,900   Ceridian Corp.(a)                                        12,880,575
-------------------------------------------------------------------------------------
Communication Equipment  0.8%
     1,365,000   3Com Corp.(a)                                             5,378,100
-------------------------------------------------------------------------------------
Computers & Peripherals  1.8%
       771,555   Hewlett-Packard Co.                                       9,004,047
     1,272,000   Maxtor Corp.(a)                                           3,319,920
                                                                      --------------
                                                                          12,323,967
-------------------------------------------------------------------------------------
Containers & Packaging  1.9%
       349,900   Temple-Inland, Inc.                                      13,516,637

    See Notes to Financial Statements                                     11

The Prudential Investment Portfolios, Inc.
                                Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Financials  3.1%
       400,800   A.G. Edwards & Sons, Inc.                            $   12,817,584
       258,100   Merrill Lynch & Co., Inc.                                 8,504,395
                                                                      --------------
                                                                          21,321,979
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  1.1%
     1,368,700   Cable & Wireless PLC (ADR) (United Kingdom)               7,390,980
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  6.7%
       468,100   Diebold, Inc.                                            15,409,852
       397,100   Fisher Scientific International, Inc.(a)                 12,051,985
       707,900   Ingram Micro, Inc. Class A(a)                             9,415,070
     1,733,200   Solectron Corp.(a)                                        3,657,052
       119,200   Tech Data Corp.(a)                                        3,146,880
       374,300   Vishay Intertechnology, Inc.                              3,293,840
                                                                      --------------
                                                                          46,974,679
-------------------------------------------------------------------------------------
Energy Equipment & Services  5.5%
       716,059   FMC Technologies, Inc.(a)                                12,001,149
       264,600   Schlumberger Ltd.                                        10,176,516
       482,900   Transocean Sedco Forex, Inc.                             10,044,320
       162,700   Weatherford International Ltd.(a)                         6,042,678
                                                                      --------------
                                                                          38,264,663
-------------------------------------------------------------------------------------
Health Care Equipment & Instruments  2.5%
       559,800   Millipore Corp.                                          17,796,042
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  3.0%
       733,000   Apogent Technologies, Inc.(a)                            13,677,780
       236,200   Baxter International, Inc.                                7,215,910
                                                                      --------------
                                                                          20,893,690
-------------------------------------------------------------------------------------
Health Care Providers & Services  3.8%
       136,100   CIGNA Corp.                                               9,629,075
       830,900   Health Management Associates, Inc. Class A(a)            16,800,798
                                                                      --------------
                                                                          26,429,873
-------------------------------------------------------------------------------------
Household Durables  0.7%
       288,900   Tupperware Corp.                                          4,801,518

    12                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.
                                 Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Insurance  10.5%
       219,106   CNA Financial Corp.(a)                               $    5,477,650
       274,000   Everest Reinsurance Group Ltd.                           15,031,640
       330,100   Lincoln National Corp.                                   10,084,555
       333,400   The Allstate Corp.                                       11,852,370
       338,200   The Hartford Financial Services Group, Inc.              13,866,200
       236,000   XL Capital Ltd. Class A (Bermuda)                        17,346,000
                                                                      --------------
                                                                          73,658,415
-------------------------------------------------------------------------------------
Internet Software & Services  0.4%
       564,600   DoubleClick, Inc.(a)                                      2,902,044
-------------------------------------------------------------------------------------
IT Consulting & Services  0.7%
       762,900   KPMG Consulting, Inc.(a)                                  4,928,334
-------------------------------------------------------------------------------------
Media  10.9%
       524,400   EchoStar Communications Corp. Class A(a)                  9,072,120
       790,700   Fox Entertainment Group, Inc. Class A(a)                 17,419,121
       108,500   Knight-Ridder, Inc.                                       6,120,485
     1,262,400   Liberty Media Corp. Class A(a)                            9,064,032
       276,600   New York Times Co. Class A                               12,571,470
     1,517,900   Pearson PLC (ADR) (United Kingdom)                       12,537,854
       210,900   Scholastic Corp.(a)                                       9,423,012
                                                                      --------------
                                                                          76,208,094
-------------------------------------------------------------------------------------
Metals & Mining  1.0%
       528,300   Stillwater Mining Co.(a)                                  3,169,800
       332,200   United States Steel Corp.                                 3,856,842
                                                                      --------------
                                                                           7,026,642
-------------------------------------------------------------------------------------
Multiline Retail  1.8%
       166,400   Federated Department Stores, Inc.(a)                      4,898,816
       744,100   Saks, Inc.(a)                                             7,835,373
                                                                      --------------
                                                                          12,734,189
-------------------------------------------------------------------------------------
Oil & Gas  2.3%
       251,900   Newfield Exploration Co.(a)                               8,461,321
       249,900   Unocal Corp.                                              7,844,361
                                                                      --------------
                                                                          16,305,682

    See Notes to Financial Statements                                     13

The Prudential Investment Portfolios, Inc.
                                  Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Paper & Forest Products  3.6%
       819,500   Boise Cascade Corp.                                  $   18,684,600
       341,900   MeadWestvaco Corp.                                        6,567,899
                                                                      --------------
                                                                          25,252,499
-------------------------------------------------------------------------------------
Pharmaceuticals  4.7%
       265,500   Abbott Laboratories                                      10,726,200
       532,500   Pfizer, Inc.                                             15,453,150
       183,400   Sepracor, Inc.(a)                                           961,016
       184,200   Wyeth                                                     5,857,560
                                                                      --------------
                                                                          32,997,926
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  0.4%
     3,002,300   Agere Systems, Inc. Class B(a)                            2,972,277
-------------------------------------------------------------------------------------
Software  8.2%
       196,300   Adobe Systems, Inc.                                       3,749,330
       462,700   Autodesk, Inc.                                            5,862,409
       804,200   BMC Software, Inc.(a)                                    10,510,894
       617,900   J.D. Edwards & Co.(a)                                     5,715,575
       509,300   Network Associates, Inc.(a)                               5,413,859
     1,636,300   Parametric Technology Corp.(a)                            2,945,340
       942,900   Sybase, Inc.(a)                                          10,956,498
       320,200   Synopsys, Inc.(a)                                        12,215,630
                                                                      --------------
                                                                          57,369,535
-------------------------------------------------------------------------------------
Specialty Retail  2.9%
       711,300   Circuit City Stores-Circuit City Group                   10,776,195
       927,600   Toys 'R' Us, Inc.(a)                                      9,442,968
                                                                      --------------
                                                                          20,219,163
-------------------------------------------------------------------------------------
Textiles & Apparel  2.0%
       675,400   Polo Ralph Lauren Corp. Class A(a)                       14,034,812
                                                                      --------------
                 Total long-term investments (cost $780,350,304)         652,753,977
                                                                      --------------

    14                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.
                                  Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  7.9%
Mutual Fund
    55,055,608   Prudential Core Investment Fund-Taxable Money
                  Market Series (Note 3)
                  (cost $55,055,608)                                  $   55,055,608
                                                                      --------------
Principal
Amount
(000)
------------------------------------------------------------------------------------------
U.S. Security
 $    200    United States Treasury Bills
              1.61%, 12/26/02
              (cost $199,186)                                                199,254
                                                                      --------------
             Total short-term investments
              (cost $55,254,794)                                          55,254,862
                                                                      --------------
             Total Investments  101.2%
              (cost $835,605,098; Note 5)                                708,008,839
             Liabilities in excess of other assets  (1.2%)                (8,153,056)
                                                                      --------------
             Net Assets  100%                                         $  699,855,783
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing securities.
ADR--American Depository Receipt.
PLC--Public Limited Company.

    See Notes to Financial Statements                                     15

The Prudential Investment Portfolios, Inc.
                                    Prudential Jennison Equity Opportunity Fund
             Statement of Assets and Liabilities

                                                                September 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $835,605,098)                          $708,008,839
Cash                                                                     11,124
Receivable for investments sold                                       9,965,019
Receivable for Series shares sold                                       967,333
Dividends and interest receivable                                       828,107
Deferred expenses                                                         9,628
                                                                ------------------
      Total assets                                                  719,790,050
                                                                ------------------
LIABILITIES
Payable for investments purchased                                    15,475,040
Payable for Series shares reacquired                                  3,400,847
Accrued expenses and other liabilities                                  369,452
Management fee payable                                                  363,291
Distribution fees payable                                               301,639
Foreign withholding tax payable                                          23,998
                                                                ------------------
      Total liabilities                                              19,934,267
                                                                ------------------
NET ASSETS                                                         $699,855,783
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $     61,515
   Paid-in capital in excess of par                                 904,889,803
                                                                ------------------
                                                                    904,951,318
   Accumulated net realized loss on investments                     (77,499,276)
   Net unrealized depreciation on investments                      (127,596,259)
                                                                ------------------
Net assets, September 30, 2002                                     $699,855,783
                                                                ------------------
                                                                ------------------

   16                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                   Prudential Jennison Equity Opportunity Fund
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($205,214,748 / 17,870,073 shares of common stock
      issued and outstanding)                                            $11.48
   Maximum sales charge (5% of offering price)                              .60
                                                                ------------------
   Maximum offering price to public                                      $12.08
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($220,608,801 / 19,776,930 shares of common stock
      issued and outstanding)                                            $11.15
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($65,417,383 / 5,864,442 shares of common stock issued
      and outstanding)                                                   $11.15
   Sales charge (1% of offering price)                                      .11
                                                                ------------------
   Offering price to public                                              $11.26
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($208,614,851 / 18,003,958 shares of common stock
      issued and outstanding)                                            $11.59
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     17

The Prudential Investment Portfolios, Inc.
                                Prudential Jennison Equity Opportunity Fund
             Statement of Operations

                                                                      Year
                                                                     Ended
                                                               September 30, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of
      $159,421)                                                  $    8,453,234
   Interest                                                           1,286,739
                                                               ------------------
      Total income                                                    9,739,973
                                                               ------------------
Expenses
   Management fee                                                     4,711,427
   Distribution fee--Class A                                            568,262
   Distribution fee--Class B                                          2,720,698
   Distribution fee--Class C                                            781,621
   Transfer agent's fees and expenses                                 1,455,000
   Reports to shareholders                                              150,000
   Registration fees                                                    130,000
   Custodian's fees and expenses                                        123,000
   Dividends on securities sold short                                   103,000
   Legal fees                                                            30,000
   Audit fees                                                            28,000
   Directors' fees                                                       18,000
   Commitment fee expenses                                               10,000
   Miscellaneous                                                         13,004
                                                               ------------------
      Total expenses                                                 10,842,012
                                                               ------------------
Net investment loss                                                  (1,102,039)
                                                               ------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on:
   Investment transactions                                          (70,407,775)
   Short sales                                                       (2,327,116)
                                                               ------------------
                                                                    (72,734,891)
Net change in unrealized appreciation/depreciation on
Investments                                                         (88,770,442)
                                                               ------------------
Net loss on investments                                            (161,505,333)
                                                               ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ (162,607,372)
                                                               ------------------
                                                               ------------------

    18                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.
                                  Prudential Jennison Equity Opportunity Fund
             Statement of Changes in Net Assets

                                                    Year Ended September 30,
                                            ----------------------------------------
                                                   2002                  2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)               $   (1,102,039)       $      515,207
   Net realized gain (loss) on investment
      transactions                               (72,734,891)           33,522,873
   Net change in unrealized depreciation
      on investments                             (88,770,442)          (58,114,690)
                                            ------------------    ------------------
   Net decrease in net assets resulting
      from operations                           (162,607,372)          (24,076,610)
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                             --              (339,606)
      Class B                                             --                    --
      Class C                                             --                    --
      Class Z                                             --              (392,878)
                                            ------------------    ------------------
                                                          --              (732,484)
                                            ------------------    ------------------
   Distributions from net realized
      capital gains
      Class A                                     (8,189,887)           (8,276,602)
      Class B                                    (10,569,931)          (13,458,405)
      Class C                                     (2,926,106)           (1,732,612)
      Class Z                                     (6,845,932)           (2,672,838)
                                            ------------------    ------------------
                                                 (28,531,856)          (26,140,457)
                                            ------------------    ------------------
Series share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                 578,976,841           583,971,407
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                 27,387,511            25,678,498
   Cost of shares reacquired                    (293,071,014)         (186,104,329)
                                            ------------------    ------------------
   Net increase in net assets from Series
      share transactions                         313,293,338           423,545,576
                                            ------------------    ------------------
      Total increase                             122,154,110           372,596,025
NET ASSETS
Beginning of year                                577,701,673           205,105,648
                                            ------------------    ------------------
End of year                                   $  699,855,783        $  577,701,673
                                            ------------------    ------------------
                                            ------------------    ------------------

    See Notes to Financial Statements                                     19

The Prudential Investment Portfolios, Inc.
                                Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements

      The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Prudential Jennison Equity Opportunity Fund (the 'Series'), Prudential Jennison Growth Fund and Prudential Active Balanced Fund. These financial statements relate to Prudential Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

      The Series' investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sales price on such exchange or system on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the

     The Prudential Investment Portfolios, Inc.
                               Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements Cont'd.

time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the Manager and Subadviser.

      Short Sales:    Certain portfolios of the Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. Until a portfolio replaces a borrowed security in a short sale, it will set aside liquid assets equal to the current market value of the security sold short or otherwise cover the short position. The portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series amortizes premiums and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (loss) (other than distribution fees), and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance
                                                                          21

The Prudential Investment Portfolios, Inc.
                                   Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements Cont'd.

with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    For federal income tax purposes, each Series in
the Fund is treated as a separate tax paying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided in accordance with the Series' understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement for the Series with PI. Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Series in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Series up to $300 million and .575 of 1% of the average daily net assets of the Series over $300 million.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2002.

      PIMS has advised the Series that it received approximately $901,000 and $296,000 in front-end sales charges resulting from sales of Class A and C shares, respectively, during the year ended September 30, 2002. From these fees PIMS paid

The Prudential Investment Portfolios, Inc.
                                  Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements Cont'd.

such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended September 30, 2002 it received approximately $586,000 and $82,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended September 30, 2002 the amounts of the commitment were as follows: $930 million from October 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the commitment to $800 million and allows the Funds to increase the banks' commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended September 30, 2002, the Series incurred fees of approximately $1,147,000 for the services of PMFS. As of September 30, 2002, approximately $110,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Series invests in the Taxable Money Market Series (the 'portfolio'), a portfolio of the Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended September 30, 2002, the Series earned income of $411,900 from the portfolio.
      For the year ended September 30, 2002, Prudential Securities Incorporated ('PSI'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, earned
                                                                          23

     The Prudential Investment Portfolios, Inc.
                                  Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements Cont'd.

approximately $67,100 in brokerage commissions from portfolio transactions executed on behalf of the Series.

      Effective November 1, 2001, the Fund pays networking fees to PSI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount incurred by the Series during the period was $185,000 and is included in transfer agent's fees and expenses in the Statement of Operations. As of September 30, 2002, approximately $14,600 of such fees were due to PSI.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2002 were $973,894,805 and $686,378,951, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (loss) on investments.

      For the year ended September 30, 2002, the adjustments were to decrease net investment loss by $1,104,340, decrease accumulated net realized loss by $298,031 and decrease paid-in-capital by $1,402,371 due to the Series net operating loss and excess distribution of capital gains for federal income tax purposes. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended September 30, 2002, the tax character of total dividends paid, as reflected in the Statement of Changes in Net Assets, are as follows.

  Ordinary          Long-Term           Total
   Income         Capital Gains     Distributions
-------------     -------------     -------------
 $ 17,558,065      $ 10,973,791      $ 28,531,856

      As of September 30, 2002, the Series had no distributable earnings.

     The Prudential Investment Portfolios, Inc.
                                    Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements Cont'd.
      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of September 30, 2002 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Depreciation
------------     ------------     ------------     ------------
$845,951,720     $ 19,112,174     $157,055,055     $137,942,881

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales. Additionally, the Series elected a deferral for federal income tax purposes of post-October capital losses of approximately $66,539,600. These deferred losses are deemed as having occurred in the following year. For federal income tax purposes, the Series has a capital loss carryforward as of September 30, 2002 of approximately $613,000 which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which (including the Series) offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares. As of September 30, 2002, Prudential owned 658,616 Class Z shares.
                                                                          25

     The Prudential Investment Portfolios, Inc.
                               Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    ------------
Year ended September 30, 2002:
Shares sold                                                 10,058,058    $148,041,666
Shares issued in reinvestment of distributions                 525,568       7,794,181
Shares reacquired                                           (5,396,709)    (75,502,672)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 5,186,917      80,333,175
Shares issued upon conversion from Class B                     610,495       8,788,915
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                5,797,412    $ 89,122,090
                                                           -----------    ------------
                                                           -----------    ------------
Year ended September 30, 2001:
Shares sold                                                 10,032,731    $154,138,069
Shares issued in reinvestment of distributions                 621,543       8,311,278
Shares reacquired                                           (3,707,628)    (55,959,239)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 6,946,646     106,490,108
Shares issued upon conversion from Class B                     665,877      10,029,539
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                7,612,523    $116,519,647
                                                           -----------    ------------
                                                           -----------    ------------
Class B
--------------------------------------------------------
Year ended September 30, 2002:
Shares sold                                                  8,880,800    $129,839,103
Shares issued in reinvestment of distributions                 689,183       9,993,167
Shares reacquired                                           (4,609,805)    (61,809,569)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 4,960,178      78,022,701
Shares reacquired upon conversion into Class A                (626,666)     (8,788,915)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                4,333,512    $ 69,233,786
                                                           -----------    ------------
                                                           -----------    ------------
Year ended September 30, 2001:
Shares sold                                                  9,855,127    $150,173,949
Shares issued in reinvestment of distributions                 966,767      12,654,979
Shares reacquired                                           (2,122,000)    (31,389,976)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 8,699,894     131,438,952
Shares reacquired upon conversion into Class A                (677,948)    (10,029,539)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                8,021,946    $121,409,413
                                                           -----------    ------------
                                                           -----------    ------------

     The Prudential Investment Portfolios, Inc.
                                  Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------   -----------    ------------
Year ended September 30, 2002:
Shares sold                                                  3,052,330    $ 44,554,537
Shares issued in reinvestment of distributions                 193,470       2,805,319
Shares reacquired                                           (1,631,946)    (22,185,979)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                1,613,854    $ 25,173,877
                                                           -----------    ------------
                                                           -----------    ------------
Year ended September 30, 2001:
Shares sold                                                  3,690,288    $ 56,538,744
Shares issued in reinvestment of distributions                 128,670       1,684,289
Shares reacquired                                             (489,328)     (7,270,914)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                3,329,630    $ 50,952,119
                                                           -----------    ------------
                                                           -----------    ------------
Class Z
--------------------------------------------------------
Year ended September 30, 2002:
Shares sold                                                 16,952,122    $256,541,535
Shares issued in reinvestment of distributions                 455,113       6,794,844
Shares reacquired                                           (9,151,281)   (133,572,794)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                8,255,954    $129,763,585
                                                           -----------    ------------
                                                           -----------    ------------
Year ended September 30, 2001:
Shares sold                                                 14,326,456    $223,120,645
Shares issued in reinvestment of distributions                 221,750       3,027,952
Shares reacquired                                           (5,945,704)    (91,484,200)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                8,602,502    $134,664,397
                                                           -----------    ------------
                                                           -----------    ------------

     The Prudential Investment Portfolios, Inc.
                                   Prudential Jennison Equity Opportunity Fund
             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  14.03
                                                                   ----------
Income from investment operations
Net investment income                                                     .02(b)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (1.92)
                                                                   ----------
      Total from investment operations                                  (1.90)
                                                                   ----------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                    (.65)
                                                                   ----------
      Total distributions                                                (.65)
                                                                   ----------
Net asset value, end of year                                         $  11.48
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                        (14.59)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $205,215
Average net assets (000)                                             $227,305
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.09%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .84%
   Net investment income                                                  .11%
Class A, B, C and Z shares:
   Portfolio turnover rate                                                 94%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    28                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                  Prudential Jennison Equity Opportunity Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  14.82             $  12.76             $  10.98             $  12.89
----------------         --------             --------             --------
         .07(b)               .04                  .07                  .15
         .96                 3.38                 2.68                (1.32)
----------------         --------             --------             --------
        1.03                 3.42                 2.75                (1.17)
----------------         --------             --------             --------
        (.05)                  --                 (.06)                (.12)
       (1.77)               (1.36)                (.91)                (.62)
----------------         --------             --------             --------
       (1.82)               (1.36)                (.97)                (.74)
----------------         --------             --------             --------
    $  14.03             $  14.82             $  12.76             $  10.98
----------------         --------             --------             --------
----------------         --------             --------             --------
        7.61%               29.23%               26.00%               (9.40)%
    $169,393             $ 66,117             $ 37,158             $ 31,339
    $123,058             $ 43,741             $ 35,815             $ 35,145
        1.13%                1.19%                1.30%                1.31%
         .88%                 .94%                1.05%                1.06%
         .44%                 .64%                 .54%                1.20%
         144%                 145%                 111%                  99%

    See Notes to Financial Statements                                     29

     The Prudential Investment Portfolios, Inc.
                                   Prudential Jennison Equity Opportunity Fund
             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  13.74
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.09)(b)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (1.85)
                                                                   ----------
      Total from investment operations                                  (1.94)
                                                                   ----------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                    (.65)
                                                                   ----------
      Total distributions                                                (.65)
                                                                   ----------
Net asset value, end of year                                         $  11.15
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                        (15.21)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $220,609
Average net assets (000)                                             $272,070
Ratios to average net assets:
  Expenses, including distribution and service (12b-1) fees              1.84%
  Expenses, excluding distribution and service (12b-1) fees               .84%
  Net investment income (loss)                                           (.63)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    30                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                   Prudential Jennison Equity Opportunity Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  14.61             $  12.68             $  10.96             $  12.86
----------------     ----------------         --------             --------
        (.04)(b)             (.02)                (.03)                 .06
         .94                 3.31                 2.67                (1.31)
----------------     ----------------         --------             --------
         .90                 3.29                 2.64                (1.25)
----------------     ----------------         --------             --------
          --                   --                 (.01)                (.03)
       (1.77)               (1.36)                (.91)                (.62)
----------------     ----------------         --------             --------
       (1.77)               (1.36)                (.92)                (.65)
----------------     ----------------         --------             --------
    $  13.74             $  14.61             $  12.68             $  10.96
----------------     ----------------         --------             --------
----------------     ----------------         --------             --------
        6.76%               28.31%               24.98%              (10.01)%
    $212,264             $108,440             $ 92,032             $ 84,751
    $165,575             $ 96,325             $ 94,904             $ 93,465
        1.88%                1.94%                2.05%                2.06%
         .88%                 .94%                1.05%                1.06%
        (.29)%               (.12)%               (.20)%                .46%

    See Notes to Financial Statements                                     31

     The Prudential Investment Portfolios, Inc.
                              Prudential Jennison Equity Opportunity Fund
             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  13.74
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.09)(b)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (1.85)
                                                                   ----------
      Total from investment operations                                  (1.94)
                                                                   ----------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                    (.65)
                                                                   ----------
      Total distributions                                                (.65)
                                                                   ----------
Net asset value, end of year                                         $  11.15
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                        (15.21)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $ 65,417
Average net assets (000)                                             $ 78,162
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.84%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .84%
   Net investment income (loss)                                          (.63)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    32                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                  Prudential Jennison Equity Opportunity Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  14.61             $  12.68              $10.96               $12.86
    --------             --------             -------              -------
        (.05)(b)             (.01)               (.02)                 .06
         .95                 3.30                2.66                (1.31)
    --------             --------             -------              -------
         .90                 3.29                2.64                (1.25)
    --------             --------             -------              -------
          --                   --                (.01)                (.03)
       (1.77)               (1.36)               (.91)                (.62)
    --------             --------             -------              -------
       (1.77)               (1.36)               (.92)                (.65)
    --------             --------             -------              -------
    $  13.74             $  14.61              $12.68               $10.96
    --------             --------             -------              -------
    --------             --------             -------              -------
        6.76%               28.31%              24.98%              (10.01)%
    $ 58,424             $ 13,457              $7,636               $7,124
    $ 32,629             $  9,977              $7,702               $7,734
        1.88%                1.94%               2.05%                2.06%
         .88%                 .94%               1.05%                1.06%
        (.36)%               (.10)%              (.19)%                .46%

    See Notes to Financial Statements                                     33

     The Prudential Investment Portfolios, Inc.
                                Prudential Jennison Equity Opportunity Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  14.12
                                                                   ----------
Income from investment operations
Net investment income                                                     .05(b)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (1.93)
                                                                   ----------
      Total from investment operations                                  (1.88)
                                                                   ----------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                    (.65)
                                                                   ----------
      Total distributions                                                (.65)
                                                                   ----------
Net asset value, end of year                                         $  11.59
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                        (14.34)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $208,615
Average net assets (000)                                             $228,798
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .84%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .84%
   Net investment income                                                  .37%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    34                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                 Prudential Jennison Equity Opportunity Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  14.92             $  12.80              $11.00               $12.93
----------------         --------             -------              -------
         .10(b)               .04                 .09                  .17
         .97                 3.44                2.69                (1.33)
----------------         --------             -------              -------
        1.07                 3.48                2.78                (1.16)
----------------         --------             -------              -------
        (.10)                  --                (.07)                (.15)
       (1.77)               (1.36)               (.91)                (.62)
----------------         --------             -------              -------
       (1.87)               (1.36)               (.98)                (.77)
----------------         --------             -------              -------
    $  14.12             $  14.92              $12.80               $11.00
----------------         --------             -------              -------
----------------         --------             -------              -------
        7.85%               29.64%              26.31%               (9.31)%
    $137,620             $ 17,092              $4,263               $1,836
    $ 87,301             $  8,446              $3,088               $1,374
         .88%                 .94%               1.05%                1.06%
         .88%                 .94%               1.05%                1.06%
         .66%                 .96%                .76%                1.54%

    See Notes to Financial Statements                                     35

     The Prudential Investment Portfolios, Inc.
                              Prudential Jennison Equity Opportunity Fund

             Report of Independent Accountants

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--
Prudential Jennison Equity Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Jennison Equity Opportunity Fund (the 'Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 15, 2002

     The Prudential Investment Portfolios, Inc.
                                  Prudential Jennison Equity Opportunity Fund

             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 2002) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2002, the Series paid to Class A, B, C and Z shares a short-term capital gain distribution of $.40 (which is taxable as ordinary income) and a long-term capital gain distribution of $.25 which is taxable as such.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2002.
                                                                          37

     The Prudential Investment Portfolios, Inc.
                     Prudential Jennison Equity Opportunity Fund
                              www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited)

      Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors
       ---------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        Since 2000    Currently President Emeritus         79        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation.
                                                              (1978-2002) of New Jersey
                                                              Institute of Technology;
                                                              Commissioner (1998-2002) of
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Trustee (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        Since 1996    Marketing Consultant.                89

Douglas H. McCorkindale (63)    Director        Since 1996    Formerly Vice Chairman (March        75        Chairman (since
                                                              1984-May 2000) of Gannett Co.                  February 2001), Chief
                                                              Inc.                                           Executive Officer
                                                                                                             (since June 2000) and
                                                                                                             President (since
                                                                                                             September 1997) of
                                                                                                             Gannett Co. Inc.
                                                                                                             (publishing and media);
                                                                                                             Director of Continental
                                                                                                             Airlines, Inc.;
                                                                                                             Director (since May
                                                                                                             2001) of Lockheed
                                                                                                             Martin Corp. (aerospace
                                                                                                             and defense); Director
                                                                                                             of The High Yield Plus
                                                                                                             Fund, Inc. (since
                                                                                                             1996).

    38                                                                    39

     The Prudential Investment Portfolios, Inc.
                              Prudential Jennison Equity Opportunity Fund
                                 www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        Since 2000    Vice President (since 1997) of       79
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        Since 1996    President of Greater Rochester       95        Director, President and
                                                              Metro Chamber of Commerce;                     Treasurer (since 1986)
                                                              formerly Rochester City                        of First Financial
                                                              Manager; formerly Deputy                       Fund, Inc. and Director
                                                              Monroe County Executive;                       (since 1988) of The
                                                              Trustee of Center for                          High Yield Plus Fund,
                                                              Governmental Research, Inc.;                   Inc.
                                                              Director of Blue Cross of
                                                              Rochester; Monroe County Water
                                                              Authority and Executive
                                                              Service Corps of Rochester.

Stephen P. Munn (60)            Director        Since 1996    Formerly Chief Executive             73        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        Since 1995    Formerly management consultant       73
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        Since 1995    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992) and Kmart
                                                              (direct marketing); formerly                   Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

    40                                                                    41

     The Prudential Investment Portfolios, Inc.
                            Prudential Jennison Equity Opportunity Fund
                                   www.prudential.com  (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        Since 1996    Formerly Chairman (January           73
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        Since 1996    President (since 1983) of            91        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors
       --------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (55)           Vice            Since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of                           1989) of The Asia
                                                              Prudential Investments LLC;                    Pacific Fund, Inc.
                                                              Executive Vice President and
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    42                                                                    43

     The Prudential Investment Portfolios, Inc.
                             Prudential Jennison Equity Opportunity Fund
                                  www.prudential.com  (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Company who are not also Directors is set forth below.

       Officers
       --------

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       Since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    44                                                                    45

     The Prudential Investment Portfolios, Inc.
                 Prudential Jennison Equity Opportunity Fund
                                  www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
-------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Compliance      Since 2002    Vice President, Prudential
                                Officer                       (since November 1998; First
                                                              Vice President of Prudential
                                                              Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Jennison Associates LLC)
      or the Distributor (Prudential Investment Management Services LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    46                                                                    47

The Prudential Investment Portfolios, Inc.
Jennison Equity Opportunity Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
----------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
     Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
                                www.prudential.com     (800) 225-1852

Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity
Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
     Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
     Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
     Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Class A     Growth of a $10,000 Investment

                         (CHART)

                       Average Annual Total Returns as of 9/30/02
                        One Year     Five Years     Since Inception
With Sales Charge        -18.86%       5.19%           9.09%
Without Sales Charge     -14.59%       6.28%          10.05%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Jennison Equity Opportunity
Fund (Class A shares) with a similar
investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class A shares (November 7, 1996) and the account values at the end of the current fiscal year
(September 30, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                            www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 9/30/02

                       One Year     Five Years     Since Inception
With Sales Charge      -19.27%        5.35%            9.12%
Without Sales Charge   -15.21%        5.49%            9.23%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Jennison Equity Opportunity
Fund (Class B shares) with a similar
investment in the S&P 500 Index by
portraying the initial account values at the commencement of operations of Class B shares
(November 7, 1996) and the account values at the end of the current fiscal year
(September 30, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on September 30, 2002; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Class C     Growth of a $10,000 Investment

                         (CHART)

Average Annual Total Returns as of 9/30/02

                       One Year     Five Years     Since Inception
With Sales Charge       -16.86%       5.28%            9.04%
Without Sales Charge    -15.21%       5.49%            9.23%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Jennison Equity Opportunity
Fund (Class C shares) with a similar
investment in the S&P 500 Index by
portraying the initial account values at the commencement of operations of Class C shares
(November 7, 1996) and the account values at the end of the current fiscal year
(September 30, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial
$10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on
September 30, 2002; (c) all recurring fees
(including management fees) were deducted;
and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                          www.prudential.com     (800) 225-1852

Class Z     Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 9/30/02

     One Year       Five Years     Since Inception
      -14.34%         6.53%          10.35%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Jennison Equity
Opportunity Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class Z shares
(November 7, 1996) and the account values at the end of the current fiscal year
(September 30, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E. H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols     Nasdaq     CUSIP
-------------    ------     ------

   Class A       PJIAX     74437E503
   Class B       PJIBX     74437E602
   Class C       PJGCX     74437E701
   Class Z       PJGZX     74437E800

MF172E     IFS-A075691

                                             ANNUAL REPORT
                                             SEPTEMBER 30, 2002

PRUDENTIAL
JENNISON GROWTH FUND

FUND TYPE
Large-capitalization stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.             PRUDENTIAL FINANCIAL (LOGO)

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Jennison Growth Fund (the
Fund) seeks to achieve long-term growth of capital primarily through investment of at least
65% of its total assets in stocks of medium and large companies (generally those with a total market value of at least $1 billion) that we believe have above-average prospects for growth. The Fund may also invest in stocks of foreign companies, investment-grade bonds, and securities issued or backed by the U.S. government and its agencies, such as mortgage-backed securities. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 9/30/02
    28.4%   Consumer Discretionary
    19.0    Healthcare
    14.9    Information Technology
    14.7    Financials
     7.4    Consumer Staples
     6.1    Industrials
     4.4    Energy
     2.6    Materials
     2.5    Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 9/30/02
    3.6%   Microsoft Corp.
           Software
    3.4    Kohl's Corp.
           Multiline Retail
    3.1    American International Group, Inc.
           Insurance
    2.9    Wal-Mart Stores, Inc.
           Multiline Retail
    2.8    Viacom, Inc.
           Media
    2.8    Lowe's Cos., Inc.
           Specialty Retail
    2.6    Coca-Cola Co.
           Beverages
    2.5    Abbott Laboratories
           Pharmaceuticals
    2.5    Johnson & Johnson
           Pharmaceuticals
    2.5    Northrop Grumman Corp.
            Aerospace & Defense

Holdings are subject to change.

                                www.prudential.com    (800) 225-1852

Annual Report    September 30, 2002

Cumulative Total Returns1                                 As of 9/30/02

                                        One Year  Five Years   Since Inception2
    Class A                              -22.16%    -15.64%        29.83%
    Class B                              -22.77     -18.76         23.33
    Class C                              -22.77     -18.76         23.33
    Class Z                              -21.95     -14.55        120.78
    S&P 500 Index3                       -20.47      -7.84          ***
    Russell 1000 Growth Index4           -22.51     -22.10         ****
    Lipper Large-Cap Growth Funds Avg.5  -22.17     -18.96        *****

Average Annual Total Returns1                              As of 9/30/02

                One Year    Five Years    Since Inception2
    Class A    -26.05%       -4.33%           3.08%
    Class B    -26.63        -4.21            3.08
    Class C    -24.30        -4.26            2.93
    Class Z    -21.95        -3.10            8.33

Past performance is not indicative of future
results. Principal and investment return
will fluctuate so that an investor's shares,
when redeemed, may be worth more or less
than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take
into account sales charges. The average
annual total returns do take into account
applicable sales charges. Without the
distribution and service (12b-1) fee waiver
for Class A shares, the returns would have
been lower. The Fund charges a maximum
front-end sales charge of 5% for Class A
shares. Class B shares are subject to a
declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the
first six years respectively. Approximately
seven years after purchase, Class B shares
will automatically convert to Class A shares
on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1%
and a CDSC of 1% for shares redeemed within
18 months of purchase. Class Z shares are
not subject to a sales charge or
distribution and service (12b-1) fees. The
cumulative and average annual total returns
in the tables above do not reflect the
deduction of taxes that a shareholder would
pay on fund distributions or following the
redemption of fund shares. 2Inception dates:
Class A, B, and C, 11/2/95; Class Z,
4/15/96. On 9/20/96, The Prudential
Institutional Fund-Growth Stock Fund merged
into the Prudential Jennison Growth Fund,
Class Z shares. Performance prior to 9/20/96
is for the Growth Stock Fund, which had an
inception date of 11/5/92. 3The Standard &
Poor's 500 Composite Stock Price Index (S&P
500 Index) is an unmanaged index of 500
stocks of large U.S. companies. It gives a
broad look at how stock prices have
performed. 4The Russell 1000 Growth Index is
an unmanaged index comprising those
securities in the Russell 1000 Index with a
greater-than-average growth orientation.
Companies in this index tend to exhibit
higher price-to book and price/earnings
ratios, lower dividend yields, and higher
forecasted growth rates. 5The Lipper Average
is unmanaged, and is based on the average
return for all funds in each share class for
the one-year, five-year, and since inception
periods in the Lipper Large-Cap Growth Funds
category. Funds in the Lipper Large-Cap
Growth Funds Average, by portfolio practice,
invest at least 75% of their equity assets
in companies with market capitalizations (on
a three-year weighted basis) greater than
300% of the dollar-weighted median market
capitalization of the middle 1,000
securities of the S&P SuperComposite 1500
Index. Large-cap growth funds typically have
an above-average price/earnings ratio,
price-to-book ratio, and three-year sales-
per-share growth value compared to the S&P
500 Index. Investors cannot invest directly
in an index. The returns for the S&P 500
Index, Russell 1000 Growth Index, and Lipper
Average would be lower if they included the
effect of sales charges, operating expenses
or taxes. ***S&P 500 Index Since Inception
returns are 56.27% for Class A, B, and C,
and 135.74% for Class Z. ****Russell 1000
Growth Index Since Inception returns are
28.81% for Class A, B, and C, and 88.15% for
Class Z. *****Lipper Since Inception returns
are 24.11% for Class A, B, and C, and 84.01%
for Class Z, based on all funds in each
share class.
                                           1

PRUDENTIAL FINANCIAL (LOGO)   November 15, 2002

DEAR SHAREHOLDER,
The 12-month period ending September 30,
2002, was disappointing for stock investors.
At the beginning of the period, in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility war with Iraq threw the stock market into a steep and broadening decline.

Uncertainty about the timing and strength of a sustainable economic recovery created a particularly difficult market for growth investing. The Russell 1000 Growth Index, representing the market for large-cap growth stocks, fell 22.51% over the same 12-month period. Both the return of the Prudential
Jennison Growth Fund and the Lipper Large-
Cap Growth Funds Average, a measure of
comparable funds, were in line with that benchmark.

The past two and a half years have been
challenging for equity investors. We
encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in
Prudential mutual funds through these trying times.

Sincerely,


David R. Odenath, Jr., President
The Prudential Investment Portfolios, Inc./
Prudential Jennison Growth Fund

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Annual Report     September 30, 2002

INVESTMENT ADVISER'S REPORT

PERFORMANCE OVERVIEW
The investing climate over the Fund's
reporting period was dominated
by uncertainties about economic recovery, corporate integrity, and earnings growth. In our view, it was the worst investing environment in more than half a century. After rising in the first few months of the period, the equity markets were overwhelmed by poor earnings reports and a string of financial scandals.
In the last half of the Fund's reporting period, there was increasing evidence that the spurt of rapid economic growth in the first quarter of 2002 was due largely to a one-time boost after excess inventories had been liquidated, and that a recovery in profits might come more slowly. The growing probability of turmoil in the Middle East also discouraged equity investors, who tend to pull back in times of uncertainty. Stocks in every economic sector shared in a steep decline.
There were few opportunities for positive returns.

On top of the general malaise, investors became reluctant to pay a premium for growth potential because of a slow economy, changes in accounting practices, and a loss of confidence in financial reports. Many retreated to more conservative investments.
This led to the greater fall of the growth stock prices than of value stocks.

The Fund's performance benefited from our swift elimination of Tyco International from the portfolio at the beginning of 2002. Tyco is a large conglomerate that grew by acquiring many other companies. Tyco's fourth quarter 2001 revenues fell below expectations. At that time, our analysts couldn't put together a coherent picture of Tyco's financial situation from its public disclosures, so we sold our entire position. Later, several senior Tyco executives were accused of actions detrimental to shareholders. The erosion of trust in the firm's financial statements caused a steep drop in its share price. Because of our timely retreat, however, our position in
Tyco actually made a small positive
contribution to the Fund's return.

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Annual Report     September 30, 2002

Tyco's prominent troubles had a corrosive effect on the share prices of other firms that had grown by acquisition. The Fund suffered from skepticism about all companies whose growth had led to complicated financial reports. Shares of some of the largest and most respected companies in the world--General Electric, Citigroup, and
American International Group (AIG) (see
Comments on Largest Holdings)--fell into this category. The Fund had positions in all three.

Other focuses of negative impact were the Fund's semiconductor, drug, electronic media, and financial companies that were exposed to the poor capital markets. Defense and nonelectronic media stocks made positive contributions to return. Some of the Fund's consumer stocks had gains, and its holdings in the sector, on average, did not fall as much as the overall market.

WE'RE POSITIONED FOR A TECHNOLOGY RECOVERY
Although the prolonged downturn in
technological capital investment has greatly stressed the sector, we believe an eventual recovery is inevitable. We expected enterprise investment in technology to have picked up by now, but continued poor profitability has led many customers to slow their normal upgrade cycle. When business is slow, many companies prefer to cope with their outdated equipment rather than invest in new. As a consequence, our technology exposure had a substantial negative impact on the Fund's return. Positions in Intel, Texas Instruments, Hewlett
Packard, and Microsoft (see Comments
on Largest Holdings) were among the largest detractors in this sector.

When the recovery does take place, we think that the financially and strategically strongest companies will benefit most.
Meanwhile, technology share prices continued to be among the market's worst performers, so we found opportunities to add to our positions in industry-leading companies at bargain prices.

                           www.prudential.com    (800) 225-1852

A major exception was Dell Computer, the low-cost marketer of personal computers, which distinguished itself over the past few difficult years, taking market share from its competitors. Its entry into the network server market offers new growth potential.
Dell's stock had a hefty gain over
this reporting period, and was among the largest contributors to the Fund's return.

LARGE FINANCIAL COMPANIES FEEL THE STRESS
Many of our financial holdings were
among the Fund's poor performers.
In addition to the complexity issue that affected AIG and Citigroup, exposure to the capital markets--issuing and trading stocks and bonds, advising on mergers and acquisitions, and large-scale lending--also hurt many companies. Legal and ethical concerns about the potential conflicts of interest between research, investment banking, and brokerage businesses created a cloud around the stocks of companies in those lines. We expect changes in their practices to resolve those issues quickly.

Over the longer term, as companies
restructure to compete Europe-wide or
globally, these will once again be growing markets. The related business of asset management is growing as employees take greater responsibility for financing their own retirements. We think the capital markets will revive in 2003 and are adding to our positions in some firms while their share prices are low.

The falling equity market also hurt
companies that had large investment
portfolios. For example, our position in Hartford Financial Services was hurt because of investor concerns that it had guaranteed returns to purchasers of its annuities, a large part of its business, and those returns may no longer be adequately supported by its investments. It may have to issue more stock to buttress its financial position. The company is conservatively managed, in our view, and we think the current share price already incorporates this risk.

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Annual Report    September 30, 2002

Our position in Bank One had a large gain because it was rising from a very inexpensive level. The company had numerous problems in the past, but new management has made it more focused and competitive.
Moreover, it is financially conservative, and protected its position by building very strong reserves.

SOME HEALTHCARE STOCKS HAD SETBACKS
Our healthcare stocks accounted for a large detraction from return. The largest was due to Wyeth, which derives several products from the female hormone replacement drug
Premarin. A study found a very small
increase in cancer risk from the drug--small enough that experts disagreed about the implications for its use. However, Wyeth's share price fell immediately to levels that suggested that investors thought Premarin-related revenue would disappear. We think this was a severe overreaction; the drug is still useful, and any increased risk is minor. We continue to hold our position.

In contrast, we reduced our position in
Baxter International, which also was among the Fund's largest detractors. Its earnings were below expectations for reasons we thought might not be resolved quickly. We sold our entire position in Sepracor, a large biotechnology company, after the Food and Drug Administration requested more data before approving Sepracor's two promising new products, a non-sedating antihistamine and an insomia treatment.

We had a gain on our holding in Pharmacia, which was acquired by Pfizer, and on Johnson
& Johnson, which is expected to see a large boost in earnings by being the first to market a drug-coated stent (an artery support that also contains anti-clotting drugs and has been shown to greatly decrease the risk of blocked arteries).

CONSUMER SPENDING SUSTAINED OUR RETAIL STOCKS
We had a significant portion of the
portfolio in stocks of retail stores and
companies that manufacture consumer goods.
By the end of the reporting
               www.prudential.com    (800) 225-1852

period, 8% of the portfolio was invested in multiline retailers such as Kohl's and Wal-
Mart (see Comments on Largest Holdings for both), and 6% was in specialty retailers.
These consumer discretionary stocks fell much less than any of the major market indexes. Many, including Kohl's, had significant gains.

A judicious switch from Home Depot to its competitor Lowes protected the Fund's return from a larger subsequent decline in Home Depot stock. We noticed that its sales growth in existing stores was below the industry average and that Lowes was taking market share from Home
Depot when it was in store-to-store competition.

Consumer spending also was a factor reviving advertising. This was an important driver of the positive return on some of our media holdings--Viacom (see Comments on Largest
Holdings), The New York Times, and Knight
Ridder. The first two of these also had
particularly tight control over their
expenses, which protected their earnings.
We added to our position in Omnicom Group, the world's third- largest advertising firm.
We expect its shares to respond as the
global economy recovers and advertising
increases.

In contrast, our electronic media holdings were weak. We sold our positions in Liberty
Media and AOL Time Warner, neither of which clearly was benefiting from the series of mergers that put together these diverse media conglomerates.

DEFENSE SPENDING IS GROWING
The largest contribution to return came from Northrop Grumman. We continue to add to our position in the stock and also to our smaller position in Lockheed Martin. There are few large defense companies left, and defense spending is clearly on the rise. We think the stocks still are reasonably priced, given their growth potential and relative dependability.

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Annual Report    September 30, 2002

LOOKING AHEAD
Two major sources of uncertainty are
depressing equity investment--the rise of
Middle East tensions and the slow pace of corporate revenue growth. Stock markets historically have not performed well before a war because of the great uncertainty introduced into all forecasts. Should the present uncertainty clarify, we expect corporate revenue to revive as more and more companies see the need to make capital investments to remain competitive and meet consumer demand. As long as consumers continue to buy, we think the revival of capital spending is inevitable. The timing, however, is not clear.

Historical evidence also suggests that share prices tend to move up before profit gains are solid, and that the market advance begins swiftly. Investors who wait until a recovery is well-established miss a large part of the share-price gains. With a portfolio in place of companies that have dominant franchises with long-term growth opportunities and strong management teams, we think the Prudential Jennison Growth Fund is well-positioned for the recovery.

Prudential Jennison Growth Fund Management Team
                          www.prudential.com    (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 9/30/02
--------------------------------------------
3.6%  Microsoft Corp./Software
      Microsoft is the world's dominant software company. It has had excellent successes with Windows 2000 (its business operating system) and the new XP operating system for personal computers. We expect these systems to gain momentum and to trigger a new replacement cycle for personal computers.

3.4%  Kohl's Corp./Multiline Retail
      We think Kohl's is probably the most
      successful new department store open to
      public investors in more than a decade. It is the strongest in the country, by far, in terms of same-store sales and earnings growth. Moreover, it is just entering the Sunbelt, so it has a lot of room for expansion.

3.1%  American International Group, Inc./Insurance
      AIG is among the largest property/casualty insurers in the United States, but also has a global presence. Under long-time Chairman and CEO Maurice Greenberg, it has developed a strong strategic position and a cost-conscious culture. We believe property/casualty insurance rates, which were already rising, will accelerate. The events of September 11 have increased demand, while the companies paying high claims may no longer be able to write as much insurance because they won't have the capital that is required to support growth.

2.9%  Wal-Mart Stores, Inc./Multiline Retail
      Wal-Mart is the world's largest retailer.
      Its more than 4,000 stores are mostly in the United States, so its international expansion has huge untapped potential. Wal-
      Mart did not suffer through the difficult environment of the past two years, so it is well-positioned to profit from the expected growth of consumer spending.

2.8%  Viacom, Inc./Media
      Viacom is a broadly based media firm whose brands include Blockbuster, MTV, Showtime,
      Paramount, Simon & Schuster, and CBS. We think it is well-positioned to benefit from a recovery in advertising as the economy speeds up.

       Holdings are subject to change.
                                                 9

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Portfolio of Investments as of September 30, 2002

Shares         Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks  96.0%
-------------------------------------------------------------------------------------
Aerospace & Defense  4.4%
     520,500   Boeing Co.                                         $     17,764,665
     571,400   Lockheed Martin Corp.                                    36,952,438
     583,600   Northrop Grumman Corp.                                   72,389,744
                                                                  ----------------
                                                                       127,106,847
-------------------------------------------------------------------------------------
Automobiles/Motorcycles  2.9%
   1,142,610   Bayerische Motoren Werke (BMW) AG (Germany)              36,709,736
   1,043,300   Harley-Davidson, Inc.                                    48,461,285
                                                                  ----------------
                                                                        85,171,021
-------------------------------------------------------------------------------------
Banks  1.7%
   1,346,000   Bank One Corp.                                           50,340,400
-------------------------------------------------------------------------------------
Beverages  3.6%
   1,563,200   Coca-Cola Co.                                            74,971,072
     767,100   PepsiCo, Inc.                                            28,344,345
                                                                  ----------------
                                                                       103,315,417
-------------------------------------------------------------------------------------
Biotechnology  3.7%
   1,288,200   Amgen, Inc.(a)                                           53,717,940
   1,134,900   Genentech, Inc.(a)                                       37,031,787
     731,000   MedImmune, Inc.(a)                                       15,292,520
                                                                  ----------------
                                                                       106,042,247
-------------------------------------------------------------------------------------
Communications Equipment  1.9%
   4,848,100   Cisco Systems, Inc.(a)                                   50,808,088
     244,800   Nokia Oyj (ADR) (Finland)                                 3,243,600
                                                                  ----------------
                                                                        54,051,688
-------------------------------------------------------------------------------------
Computers & Peripherals  3.8%
   2,176,800   Dell Computer Corp.(a)                                   51,176,568
   2,733,000   EMC Corp.(a)                                             12,489,810
   3,907,000   Hewlett-Packard Co.                                      45,594,690
                                                                  ----------------
                                                                       109,261,068

    10                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares         Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
Diversified Financials  7.0%
   1,926,800   American Express Co.                               $     60,077,624
   1,895,233   Citigroup, Inc.                                          56,193,658
     739,900   Goldman Sachs Group, Inc.                                48,855,597
   1,094,300   Merrill Lynch & Co., Inc.                                36,057,185
                                                                  ----------------
                                                                       201,184,064
-------------------------------------------------------------------------------------
Energy Equipment & Services  2.5%
   1,848,200   Schlumberger Ltd.                                        71,081,772
-------------------------------------------------------------------------------------
Food & Drug Retailing  0.5%
     441,800   Walgreen Co.                                             13,589,768
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  1.7%
   1,641,100   Baxter International, Inc.                               50,135,605
-------------------------------------------------------------------------------------
Health Care Providers & Services  3.2%
     430,700   AmerisourceBergen Corp.                                  30,760,594
     955,900   HCA, Inc.                                                45,510,399
     305,000   Tenet Healthcare Corp.(a)                                15,097,500
                                                                  ----------------
                                                                        91,368,493
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  2.6%
   1,387,800   Marriott International, Inc. Class A                     40,232,322
   1,671,500   Starbucks Corp.(a)                                       34,499,760
                                                                  ----------------
                                                                        74,732,082
-------------------------------------------------------------------------------------
Household Products  1.7%
     534,800   Procter & Gamble Co.                                     47,800,424
-------------------------------------------------------------------------------------
Industrial Conglomerates  1.7%
     438,900   3M Co.                                                   48,265,833
-------------------------------------------------------------------------------------
Insurance  6.0%
   1,606,025   American International Group, Inc.                       87,849,568
     930,400   Hartford Financial Services Group, Inc.                  38,146,400
     622,100   XL Capital Ltd. Class A (Bermuda)                        45,724,350
                                                                  ----------------
                                                                       171,720,318

    See Notes to Financial Statements                                     11

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares         Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
Internet & Catalog Retail  0.7%
   1,098,900   USA Interactive(a)                                 $     21,296,682
-------------------------------------------------------------------------------------
Media  6.5%
   1,140,600   New York Times Co. Class A                               51,840,270
     255,300   Omnicom Group, Inc.                                      14,215,104
   1,769,200   Univision Communications, Inc. Class A(a)                40,337,760
   2,010,166   Viacom, Inc. Class B(a)                                  81,512,231
                                                                  ----------------
                                                                       187,905,365
-------------------------------------------------------------------------------------
Multiline Retail  7.8%
   1,373,800   Costco Wholesale Corp.(a)                                44,469,906
   1,592,100   Kohl's Corp.(a)                                          96,815,601
   1,700,900   Wal-Mart Stores, Inc.                                    83,752,316
                                                                  ----------------
                                                                       225,037,823
-------------------------------------------------------------------------------------
Oil & Gas  1.9%
   1,114,800   Exxon Mobil Corp.                                        35,562,120
     152,110   TotalFinaElf SA (ADR) (France)                           20,022,959
                                                                  ----------------
                                                                        55,585,079
-------------------------------------------------------------------------------------
Paper & Forest Products  2.6%
   1,298,600   International Paper Co.                                  43,360,254
     703,400   Weyerhaeuser Co.                                         30,787,818
                                                                  ----------------
                                                                        74,148,072
-------------------------------------------------------------------------------------
Personal Products  1.7%
   1,668,900   Gillette Co.                                             49,399,440
-------------------------------------------------------------------------------------
Pharmaceuticals  10.4%
   1,799,600   Abbott Laboratories                                      72,703,840
   1,344,000   Johnson & Johnson                                        72,683,520
   1,601,325   Pfizer, Inc.                                             46,470,451
   1,489,668   Pharmacia Corp.                                          57,918,292
   1,540,100   Wyeth                                                    48,975,180
                                                                  ----------------
                                                                       298,751,283

    12                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares         Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
Semiconductor Equipment & Products  5.1%
     751,300   Analog Devices, Inc.(a)                            $     14,800,610
   1,908,700   Applied Materials, Inc.(a)                               22,045,485
   2,927,000   Intel Corp.                                              40,656,030
     541,900   Maxim Integrated Products, Inc.(a)                       13,417,444
      67,100   STMicroelectronics NV (ADR) (Switzerland)                   907,863
     243,175   Taiwan Semiconductor Manufacturing Co. Ltd.
                (ADR) (Taiwan)                                           1,544,161
   2,371,400   Texas Instruments, Inc.                                  35,025,578
   1,174,200   Xilinx, Inc.(a)                                          18,596,980
                                                                  ----------------
                                                                       146,994,151
-------------------------------------------------------------------------------------
Software  4.1%
     767,300   Adobe Systems, Inc.                                      14,655,430
   2,350,000   Microsoft Corp.(a)                                      102,789,000
                                                                  ----------------
                                                                       117,444,430
-------------------------------------------------------------------------------------
Specialty Retail  6.3%
   1,765,300   Bed Bath & Beyond, Inc.(a)                               57,495,821
   1,948,500   Lowe's Cos., Inc.                                        80,667,900
   1,984,200   Tiffany & Co.                                            42,521,406
                                                                  ----------------
                                                                       180,685,127
                                                                  ----------------
               Total common stocks (cost $3,219,133,760)             2,762,414,499
                                                                  ----------------
Preferred Stocks  1.5%
-------------------------------------------------------------------------------------
Automobiles
     105,717   Porsche AG (Germany) (cost $47,496,428)                  42,834,624
                                                                  ----------------
               Total long-term investments (cost
                $3,266,630,188)                                      2,805,249,123
                                                                  ----------------

    See Notes to Financial Statements                                     13

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares         Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.2%
-------------------------------------------------------------------------------------
Mutual Fund  1.4%
  41,048,943   Prudential Core Investment Fund - Taxable Money
                Market Series (Note 3)
                (cost $41,048,943)                                $     41,048,943
                                                                  ----------------

Principal
Amount
(000)
------------------------------------------------------------------------------------------
U.S. Government Security  0.8%
 $  22,700    United States Treasury Bills
               1.585%, 11/14/02
               (cost $22,656,025)                                         22,652,437
                                                                    ----------------
              Total short-term investments (cost $63,704,968)             63,701,380
                                                                    ----------------
              Total Investments  99.7%
               (cost $3,330,335,156; Note 5)                           2,868,950,503
              Other assets in excess of liabilities  0.3%                  7,610,757
                                                                    ----------------
              Net Assets  100%                                      $  2,876,561,260
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Corporation).
NV--Naamloze Vennootschaap (Dutch Company).
Oyj--julkinen osakeyhtio (Finnish Company).
SA--Societe Anonyme (French Corporation).

    14                                     See Notes to Financial Statements

                       This page intentionally left blank

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Statement of Assets and Liabilities

                                                                September 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,330,335,156)                       $2,868,950,503
Cash                                                                     159,073
Receivable for investments sold                                       42,362,187
Receivable for Series shares sold                                      4,300,204
Dividends and interest receivable                                      1,874,970
Receivable for foreign tax reclaim                                        14,489
Deferred expenses and other assets                                        52,340
                                                                ------------------
      Total assets                                                 2,917,713,766
                                                                ------------------
LIABILITIES
Payable for investments purchased                                     20,496,343
Payable for Series shares reacquired                                  12,024,541
Unrealized depreciation on interest rate swap                          4,768,104
Management fee payable                                                 1,464,121
Accrued expenses and other liabilities                                 1,418,687
Distribution fee payable                                                 898,868
Swap interest payable                                                     76,867
Deferred directors' fees payable                                           4,975
                                                                ------------------
      Total liabilities                                               41,152,506
                                                                ------------------
NET ASSETS                                                        $2,876,561,260
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                           $      298,239
   Paid-in capital in excess of par                                5,300,121,981
                                                                ------------------
                                                                   5,300,420,220
   Accumulated net investment loss                                      (182,276)
   Accumulated net realized loss                                  (1,957,405,747)
   Net unrealized depreciation on investments                       (466,270,937)
                                                                ------------------
Net assets, September 30, 2002                                    $2,876,561,260
                                                                ------------------
                                                                ------------------

    16                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,011,240,827 3 103,903,795 shares of common stock
      issued and outstanding)                                             $ 9.73
   Maximum sales charge (5% of offering price)                               .51
                                                                ------------------
   Maximum offering price to public                                       $10.24
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($653,338,499 3 71,290,779 shares of common stock
      issued and outstanding)                                             $ 9.16
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($103,955,792 3 11,343,536 shares of common stock
      issued and outstanding)                                             $ 9.16
   Sales charge (1% of offering price)                                       .09
                                                                ------------------
   Offering price to public                                               $ 9.25
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,108,026,142 3 111,700,710 shares of common
      stock issued and outstanding)                                       $ 9.92
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     17

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $211,724)       $   31,830,504
   Interest                                                              698,150
   Income from securities lending, net                                    90,575
                                                                ------------------
      Total income                                                    32,619,229
                                                                ------------------
Expenses
   Management fee                                                     23,478,855
   Distribution fee--Class A                                           3,395,032
   Distribution fee--Class B                                          10,074,984
   Distribution fee--Class C                                           1,590,963
   Transfer agent's fees and expenses                                  9,203,000
   Reports to shareholders                                               700,000
   Custodian's fees and expenses                                         179,000
   Registration fees                                                     140,000
   Insurance expense                                                      45,000
   Directors' fees and expenses                                           40,000
   Legal fees                                                             37,000
   Audit fee                                                              28,000
   Miscellaneous                                                          85,074
                                                                ------------------
      Total expenses                                                  48,996,908
                                                                ------------------
Net investment loss                                                  (16,377,679)
                                                                ------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                          (683,593,319)
   Foreign currency transactions                                        (182,276)
   Options                                                               (19,650)
   Swaps                                                             (11,154,098)
                                                                ------------------
                                                                    (694,949,343)
                                                                ------------------
Net change in unrealized depreciation on:
   Investments                                                      (112,773,901)
   Swaps                                                              (4,768,104)
                                                                ------------------
                                                                    (117,542,005)
                                                                ------------------
Net loss on investments                                             (812,491,348)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (828,869,027)
                                                                ------------------
                                                                ------------------

    18                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Statement of Changes in Net Assets

                                                     Year Ended September 30,
                                                ----------------------------------
                                                     2002               2001
----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                          $   (16,377,679)   $   (22,800,025)
   Net realized loss on investments and
      foreign currency transactions                (694,949,343)    (1,192,399,981)
   Net change in unrealized depreciation on
      investments and foreign currencies           (117,542,005)    (1,836,121,391)
                                                ---------------    ---------------
   Net decrease in net assets resulting from
      operations                                   (828,869,027)    (3,051,321,397)
                                                ---------------    ---------------
Distributions from net realized capital gains
(Note 1)
      Class A                                                --       (155,180,674)
      Class B                                                --       (204,916,838)
      Class C                                                --        (27,427,629)
      Class Z                                                --       (257,156,549)
                                                ---------------    ---------------
                                                             --       (644,681,690)
                                                ---------------    ---------------
Series share transactions (Net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                  1,227,189,910      3,626,653,922
   Net asset value of shares issued in
      reinvestment of distributions                          --        628,020,321
   Cost of shares reacquired                     (1,542,593,929)    (3,754,559,853)
                                                ---------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                    (315,404,019)       500,114,390
                                                ---------------    ---------------
      Total decrease                             (1,144,273,046)    (3,195,888,697)
NET ASSETS
Beginning of year                                 4,020,834,306      7,216,723,003
                                                ---------------    ---------------
End of year                                     $ 2,876,561,260    $ 4,020,834,306
                                                ---------------    ---------------
                                                ---------------    ---------------

    See Notes to Financial Statements                                     19

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Notes to Financial Statements

      The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Prudential Jennison Growth Fund (the 'Series'), Prudential Jennison Equity Opportunity Fund and Prudential Active Balanced Fund. These financial statements relate to Prudential Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

      The Series' investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value. Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the Manager and Subadviser.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Series. For the year ended September 30, 2002, PSI has been compensated approximately $30,000 for these services.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) Purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
                                                                          21

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the options.

      If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series amortizes premiums and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Swaps:    The Series may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series' basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Series may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    For federal income tax purposes, each Series in
the Fund is treated as a separate tax paying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.
                                                                          23

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement for the Series with PI. Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Series in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the Series' average daily net assets up to $300 million, .575 of 1% of the next $4.7 billion and .55 of 1% of the Series' average daily net assets in excess of $5 billion.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2002.

      PIMS has advised the Series that it received approximately $624,000 and $119,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended September 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended September 30, 2002 it received approximately $2,047,000 and $41,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIMS, PSI and Jennison are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended September 30, 2002 the amounts of the commitment were as follows: $930 million from October 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended September 30, 2002, the Series incurred fees of approximately $7,511,500 for the services of PMFS. As of September 30, 2002, approximately $599,700 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Series invests in the Taxable Money Market Series (the 'Portfolio'), a portfolio of the Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended September 30, 2002, the Series earned income of $443,892 from the portfolio.

      For the year ended September 30, 2002, PSI earned approximately $560,000 in brokerage commissions from portfolio transactions executed on behalf of the Series.

      Effective November 1, 2001, the Series pays networking fees to PSI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount incurred by the Series during the year was approximately $766,800 and is included in transfer agent's fees and expenses in the Statement of Operations. As of September 30, 2002, approximately $44,100 of such fees were due to PSI.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2002 were $2,796,483,897 and $3,123,396,736, respectively.
                                                                          25

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

      The Series entered into an equity price return swap agreement with Merrill Lynch International. The Series receives the change in the market value of shares of Taiwan Semiconductor, including dividends and the Series pays 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. The realized gain/loss on the swap is recognized on a quarterly basis on the valuation dates noted in the swap agreement. In addition, the Series will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreement are as follows:

                    Termination         Notional          Current         Current
   Open Date            Date             Amount            Value           Basis        Depreciation
---------------     ------------    ----------------    ------------    ------------    -------------
5/14/02-7/30/02        5/9/03       TWD 764,337,700     $17,798,701     $22,566,805     $(4,768,104)

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized loss on investments.

      For the year ended September 30, 2002, the adjustments were to decrease undistributed net investment loss by $16,204,120, decrease accumulated net realized loss on investments by $182,276 and decrease paid-in-capital by $16,386,396. Net investment income, net realized losses and net assets were not affected by this change.

      The Series has elected to treat post-October capital and currency losses of approximately $731,918,000 and $182,000, respectively, incurred in the eleven months ended September 30, 2002 as having been incurred in the current fiscal year.

      The United States federal income tax basis of the Series' investments and the unrealized depreciation as of September 30, 2002 were as follows:

                                                                 Other             Total Net
                                                               Cost Basis          Unrealized
   Tax Basis          Appreciation        Depreciation        Adjustments         Depreciation
----------------    ----------------    ----------------    ----------------    ----------------
 $3,476,286,294       $139,794,792        $747,130,583        $(4,886,284)       $(612,222,075)

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to depreciation of foreign currency and mark to market of receivables, payables and swaps.

      As of September 30, 2002, the Series had no distributable earnings.

      For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2002 of approximately $1,079,536,000 which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Series also may offer Class I shares, which are not subject to any sales or redemption charge and are available only to a limited group of investors.

      There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares and the Series also may offer Class I shares, of which 250 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2002 Prudential owned 1,038,932 Class Z shares of the Series.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
------------------------------------------------------   ------------    --------------
Year ended September 30, 2002:
Shares sold                                                54,426,925    $  700,692,168
Shares reacquired                                         (57,373,389)     (739,019,410)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                               (2,946,464)      (38,327,242)
Shares issued upon conversion from Class B                  3,985,124        52,318,849
                                                         ------------    --------------
Net increase (decrease) in shares outstanding               1,038,660    $   13,991,607
                                                         ------------    --------------
                                                         ------------    --------------

                                                                          27

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

Class A                                                     Shares           Amount
------------------------------------------------------   ------------    --------------
Year ended September 30, 2001:
Shares sold                                               155,123,508    $2,676,088,664
Shares issued in reinvestment of distributions              7,961,431       146,968,016
Shares reacquired                                        (140,951,154)   (2,428,379,144)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                               22,133,785       394,677,536
Shares issued upon conversion from Class B                  8,593,011       144,083,413
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              30,726,796    $  538,760,949
                                                         ------------    --------------
                                                         ------------    --------------
Class B
------------------------------------------------------
Year ended September 30, 2002:
Shares sold                                                 6,798,052    $   85,592,464
Shares reacquired                                         (19,539,643)     (231,461,634)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                              (12,741,591)     (145,869,170)
Shares reacquired upon conversion into Class A             (4,217,264)      (52,318,849)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding             (16,958,855)   $ (198,188,019)
                                                         ------------    --------------
                                                         ------------    --------------
Year ended September 30, 2001:
Shares sold                                                11,527,830    $  195,009,338
Shares issued in reinvestment of distributions             11,201,659       197,373,233
Shares reacquired                                         (20,879,674)     (331,672,974)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                1,849,815        60,709,597
Shares reacquired upon conversion into Class A             (9,023,989)     (144,083,413)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (7,174,174)   $  (83,373,816)
                                                         ------------    --------------
                                                         ------------    --------------
Class C
------------------------------------------------------
Year ended March 31, 2002:
Shares sold                                                 2,329,008    $   29,134,470
Shares reacquired                                          (4,832,888)      (58,188,187)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (2,503,880)   $  (29,053,717)
                                                         ------------    --------------
                                                         ------------    --------------
Year ended September 30, 2001:
Shares sold                                                 4,149,050    $   68,436,471
Shares issued in reinvestment of distributions              1,517,444        26,737,363
Shares reacquired                                          (4,367,963)      (68,716,747)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding               1,298,531    $   26,457,087
                                                         ------------    --------------
                                                         ------------    --------------
Class Z
------------------------------------------------------
Year ended September 30, 2002:
Shares sold                                                31,027,575    $  411,770,808
Shares reacquired                                         (39,237,117)     (513,924,698)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (8,209,542)   $ (102,153,890)
                                                         ------------    --------------
Year ended September 30, 2001:
Shares sold                                                39,660,843    $  687,119,449
Shares issued in reinvestment of distributions             13,725,519       256,941,709
Shares reacquired                                         (54,425,601)     (925,790,988)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (1,039,239)   $   18,270,170
                                                         ------------    --------------
                                                         ------------    --------------

                                                        ANNUAL REPORT
                                                        SEPTEMBER 30, 2002
            PRUDENTIAL
            INVESTMENT PORTFOLIOS, INC.
--------------------------------------------------------------------------------

                                                        FINANCIAL HIGHLIGHTS

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    12.50
                                                                ------------------
Income from investment operations
Net investment loss(b)                                                    (.04)
Net realized and unrealized gain (loss) on investment
transactions                                                             (2.73)
                                                                ------------------
   Total from investment operations                                      (2.77)
                                                                ------------------
Less distributions
Distributions from net realized gains                                       --
                                                                ------------------
Net asset value, end of year                                        $     9.73
                                                                ------------------
                                                                ------------------
TOTAL RETURN(a)                                                         (22.16)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                       $1,011,241
Average net assets (000)                                            $1,358,013
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.08%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .83%
   Net investment loss                                                    (.28)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  71%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    30                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
   $    24.20           $    20.05            $  14.44             $  15.39
----------------     ----------------     ----------------     ----------------
         (.05)                (.09)               (.08)                (.04)
        (9.50)                5.42                6.23                  .40
----------------     ----------------     ----------------     ----------------
        (9.55)                5.33                6.15                  .36
----------------     ----------------     ----------------     ----------------
        (2.15)               (1.18)               (.54)               (1.31)
----------------     ----------------     ----------------     ----------------
   $    12.50           $    24.20            $  20.05             $  14.44
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (42.32)%              27.02%              43.58%                3.02%
   $1,286,009           $1,745,454            $911,467             $446,996
   $1,513,253           $1,489,790            $748,315             $251,118
         1.06%                 .99%               1.05%                1.08%
          .81%                 .74%                .80%                 .83%
         (.27)%               (.35)%              (.44)%               (.26)%
           98%                  83%                 56%                  58%

    See Notes to Financial Statements                                     31

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    11.86
                                                                ------------------
Income from investment operations
Net investment loss(b)                                                    (.13)
Net realized and unrealized gain (loss) on investment
transactions                                                             (2.57)
                                                                ------------------
   Total from investment operations                                      (2.70)
                                                                ------------------
Less distributions
   Distributions from net realized gains                                    --
                                                                ------------------
Net asset value, end of year                                        $     9.16
                                                                ------------------
                                                                ------------------
TOTAL RETURN(a)                                                         (22.77)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                       $  653,338
Average net assets (000)                                            $1,007,499
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.83%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .83%
   Net investment loss                                                   (1.03)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    32                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
   $    23.23           $    19.43           $    14.11            $  15.18
----------------     ----------------     ----------------     ----------------
         (.17)                (.26)                (.22)               (.15)
        (9.05)                5.24                 6.08                 .39
----------------     ----------------     ----------------     ----------------
        (9.22)                4.98                 5.86                 .24
----------------     ----------------     ----------------     ----------------
        (2.15)               (1.18)               (.54)              (1.31)
----------------     ----------------     ----------------     ----------------
   $    11.86           $    23.23           $    19.43            $  14.11
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (42.70)%              26.04%               42.51%               2.21%
   $1,046,581           $2,216,911           $1,506,839            $708,463
   $1,576,226           $2,158,641           $1,236,825            $557,823
         1.81%                1.74%                1.80%               1.83%
          .81%                 .74%                 .80%                .83%
        (1.02)%              (1.10)%              (1.19)%             (1.01)%

    See Notes to Financial Statements                                     33

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  11.86
                                                                   ----------
Income from investment operations
Net investment loss(b)                                                   (.13)
Net realized and unrealized gain (loss) on investment
transactions                                                            (2.57)
                                                                   ----------
   Total from investment operations                                     (2.70)
                                                                   ----------
Less distributions
   Distributions from net realized gains                                   --
                                                                   ----------
Net asset value, end of year                                         $   9.16
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                        (22.77)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $103,956
Average net assets (000)                                             $159,096
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.83%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .83%
   Net investment loss                                                  (1.03)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    34                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  23.23             $  19.43             $  14.11             $  15.18
----------------     ----------------     ----------------         --------
        (.17)                (.26)                (.22)                (.15)
       (9.05)                5.24                 6.08                  .39
----------------     ----------------     ----------------         --------
       (9.22)                4.98                 5.86                  .24
----------------     ----------------     ----------------         --------
       (2.15)              (1.18)                (.54)                (1.31)
----------------     ----------------     ----------------         --------
    $  11.86             $  23.23             $  19.43             $  14.11
----------------     ----------------     ----------------         --------
----------------     ----------------     ----------------         --------
      (42.70)%              26.04%               42.51%                2.21%
    $164,216             $291,542             $141,770             $ 45,126
    $226,607             $242,939             $ 98,033             $ 35,337
        1.81%                1.74%                1.80%                1.83%
         .81%                 .74%                 .80%                 .83%
       (1.02)%              (1.10)%              (1.20)%              (1.01)%

    See Notes to Financial Statements                                     35

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    12.71
                                                                ------------------
Income from investment operations
Net investment loss(b)                                                      --(c)
Net realized and unrealized gain (loss) on investment
transactions                                                             (2.79)
                                                                ------------------
   Total from investment operations                                      (2.79)
                                                                ------------------
Less distributions
   Distributions from net realized gains                                    --
                                                                ------------------
Net asset value, end of year                                        $     9.92
                                                                ------------------
                                                                ------------------
TOTAL RETURN(a)                                                         (21.95)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                       $1,108,026
Average net assets (000)                                            $1,545,628
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .83%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .83%
   Net investment loss                                                    (.03)%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) Less than $.005 per share.

    36                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
   $    24.50           $    20.24           $    14.53           $    15.45
----------------     ----------------     ----------------     ----------------
           --(c)              (.02)                (.04)                  --
        (9.64)                5.46                 6.29                  .39
----------------     ----------------     ----------------     ----------------
        (9.64)                5.44                 6.25                  .39
----------------     ----------------     ----------------     ----------------
        (2.15)               (1.18)                (.54)               (1.31)
----------------     ----------------     ----------------     ----------------
   $    12.71           $    24.50           $    20.24           $    14.53
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (42.15)%              27.39%               43.94%                3.22%
   $1,524,028           $2,962,816           $1,893,457           $1,021,903
   $2,191,554           $2,733,194           $1,596,809           $  810,296
          .81%                 .74%                 .80%                 .83%
          .81%                 .74%                 .80%                 .83%
         (.02)%               (.10)%               (.19)%               (.01)%

    See Notes to Financial Statements                                     37

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth Fund (the 'Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 15, 2002

                                                        ANNUAL REPORT
                                                        SEPTEMBER 30, 2002
            PRUDENTIAL
            INVESTMENT PORTFOLIOS, INC.
--------------------------------------------------------------------------------

                                                        MANAGEMENT OF
                                                        THE COMPANY

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
                                     www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited)

      Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors
       ---------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        Since 2000    Currently President Emeritus         79        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation.
                                                              (1978-2002) of New Jersey
                                                              Institute of Technology;
                                                              Commissioner (1998-2002) of
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Trustee (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        Since 1996    Marketing Consultant.                89

Douglas H. McCorkindale (63)    Director        Since 1996    Formerly Vice Chairman (March        75        Chairman (since
                                                              1984-May 2000) of Gannett Co.                  February 2001), Chief
                                                              Inc.                                           Executive Officer
                                                                                                             (since June 2000) and
                                                                                                             President (since
                                                                                                             September 1997) of
                                                                                                             Gannett Co. Inc.
                                                                                                             (publishing and media);
                                                                                                             Director of Continental
                                                                                                             Airlines, Inc.;
                                                                                                             Director (since May
                                                                                                             2001) of Lockheed
                                                                                                             Martin Corp. (aerospace
                                                                                                             and defense); Director
                                                                                                             of The High Yield Plus
                                                                                                             Fund, Inc. (since
                                                                                                             1996).

    40                                                                    41

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
                                     www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        Since 2000    Vice President (since 1997) of       79
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        Since 1996    President of Greater Rochester       95        Director, President and
                                                              Metro Chamber of Commerce;                     Treasurer (since 1986)
                                                              formerly Rochester City                        of First Financial
                                                              Manager; formerly Deputy                       Fund, Inc. and Director
                                                              Monroe County Executive;                       (since 1988) of The
                                                              Trustee of Center for                          High Yield Plus Fund,
                                                              Governmental Research, Inc.;                   Inc.
                                                              Director of Blue Cross of
                                                              Rochester; Monroe County Water
                                                              Authority and Executive
                                                              Service Corps of Rochester.

Stephen P. Munn (60)            Director        Since 1996    Formerly Chief Executive             73        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        Since 1995    Formerly management consultant       73
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        Since 1995    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992) and Kmart
                                                              (direct marketing); formerly                   Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

    42                                                                    43

The Prudential Investment Portfolios, Inc.    Prudential Jennison Growth Fund
                                    www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        Since 1996    Formerly Chairman (January           73
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        Since 1996    President (since 1983) of            91        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors
       -------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (55)           Vice            Since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of                           1989) of The Asia
                                                              Prudential Investments LLC;                    Pacific Fund, Inc.
                                                              Executive Vice President and
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    44                                                                    45

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
                                   www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Company who are not also Directors is set forth below.

       Officers
       --------

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       Since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    46                                                                    47

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
                                  www.prudential.com    (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Compliance      Since 2002    Vice President, Prudential
                                Officer                       (since November 1998; First
                                                              Vice President of Prudential
                                                              Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Jennison Associates LLC)
      or the Distributor (Prudential Investment Management Services LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    48                                                                    49

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Class A    Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns as of 9/30/02

                       One Year    Five Years    Since Inception
With Sales Charge       -26.05%      -4.33%          3.08%
Without Sales Charge    -22.16%      -3.35%          3.85%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Jennison Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) and the Russell 1000
Growth Index by portraying the initial
account values at the commencement of
operations of Class A shares (November 2,
1995) and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation.
Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. They are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                  www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns as of 9/30/02

                        One Year    Five Years    Since Inception
With Sales Charge       -26.63%       -4.21%          3.08%
Without Sales Charge    -22.77%       -4.07%          3.08%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Jennison Growth Fund (Class B shares) with a similar investment in S&P 500
Index and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations of Class B shares
(November 2, 1995) and the account values at the end of the current fiscal year
(September 30, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on September 30, 2002; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation.
Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. They are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Class C     Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns as of 9/30/02

                         One Year    Five Years    Since Inception
With Sales Charge         -24.30%      -4.26%         2.93%
Without Sales Charge      -22.77%      -4.07%         3.08%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Jennison Growth Fund (Class C shares) with a similar investment in the S&P
500 Index and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations of Class C shares (November 2, 1995) and the account values at the end of the current fiscal year
(September 30, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial
$10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on
September 30, 2002; (c) all recurring fees
(including management fees) were deducted;
and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation.
Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. They are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                     www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns as of 9/30/02

           One Year    Five Years    Since Inception
           -21.95%      -3.10%           8.33%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best-and worst-year information within the graph is designed to give you an idea of how much the Fund returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Jennison Growth Fund (Class Z shares) with a similar investment in the S&P
500 Index and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations of Class Z shares (November 5, 1992) and the account values at the end of the current fiscal year
(September 20, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted;
and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation.
Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. They are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott Mcdonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master,  Secretary
Marguerite E. H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq      CUSIP
------------    ------      -----
    Class A     PJFAX     74437E107
    Class B     PJFBX     74437E206
    Class C     PJFCX     74437E305
    Class Z     PJFZX     74437E404

MF168E    IFS-A075693

                                             ANNUAL REPORT
                                             SEPTEMBER 30, 2002

PRUDENTIAL
ACTIVE BALANCED FUND

FUND TYPE
Balanced/allocation

OBJECTIVE
Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.              PRUDENTIAL FINANCIAL (LOGO)

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Active Balanced Fund (the
Fund) seeks income and long-term growth of capital by investing in a portfolio of equity, fixed income, and money market securities that are actively managed to take advantage of opportunities created by what we see as market misvaluations. The Fund's investments will be shifted among equity securities, fixed income securities, and money market instruments to maximize its total investment return. The Quantitative
Management group manages the asset
allocation with the aid of a quantitative model. The group also manages the equity portfolio using other quantitative models to select securities it believes to be underpriced, but maintains a risk profile like that of the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index).
Prudential's U.S. Liquidity team manages the bond portion of the portfolio. There can be no assurance that the Fund will achieve its investment objective.

Market Exposure

Expressed as a percentage of
net assets as of 9/30/02

        22.5%   Fixed-Income Exposure
        73.3    Equity Exposure
        15.3    Financials
        12.0    Healthcare
        10.5    Consumer Discretionary
         9.6    Information Technology
         8.7    Industrials
         7.0    Consumer Staples
         3.9    Energy
         2.3    Telecommunication Services
         2.2    Utilities
         1.8    Materials
         4.2    Cash & Equivalents

The Fund's exposure to various markets is managed using futures contracts as well as security purchases.

Five Largest Equity Holdings

Expressed as a percentage of
net assets as of 9/30/02
    1.4%   General Electric Co.
           Diversified Operations
    1.3    Johnson & Johnson Co.
           Medical Products & Services
    1.3    Exxon Mobil Corp.
           Oil & Gas Exploration & Production
    1.3    Pfizer, Inc.
           Pharmaceuticals
    1.0    Citigroup, Inc.
           Financial Services

Holdings are subject to change.

                              www.prudential.com   (800) 225-1852

Annual Report    September 30, 2002

Cumulative Total Returns1                        As of 9/30/02

                                        One Year  Five Years  Since Inception2
Class A                                 -11.18%      0.35%        17.89%
Class B                                 -11.73      -3.24         13.12
Class C                                 -11.73      -3.24         13.12
Class Z                                 -10.86       1.91         77.30
S&P 500 Index3                          -20.47      -7.84          ***
Lehman Brothers Govt/Credit Bond Index4   9.21      46.45         ****
Lipper Balanced Funds Avg.5              -9.93       4.26        *****
Lehman Brothers Aggregate Bond IndexD     8.60      45.81          D

Average Annual Total Returns1                      As of 9/30/02

               One Year    Five Years    Since Inception2
    Class A    -15.62%       -0.95%          1.94%
    Class B    -16.07        -0.79           2.00
    Class C    -13.47        -0.86           1.94
    Class Z    -10.86         0.38           6.06

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the
first six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates:
Class A, B, and C, 11/7/96; Class Z, 1/4/93.
3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. 4The Lehman Brothers Govt/Credit
Bond Index is an unmanaged, weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury. 5The
Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, and since inception periods in the Lipper
Balanced Funds category. Funds in the Lipper
Balanced Funds Average have a primary
objective to conserve principal by
maintaining at all times a balance of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%:40%. Investors cannot invest directly in an index. The returns for the Lipper Average, S&P 500
Index, and Lehman Brothers Govt/Credit Bond
Index would be lower if they included the effect of sales charges, taxes, or operating expenses. ***S&P 500 Index Since Inception returns are 25.94% for Class A, B, and C, and 125.24% for Class Z. ****Lehman Brothers
Govt/Credit Bond Index Since Inception
returns are 56.84% for Class A, B, and C, and 104.74% for Class Z. *****Lipper Since
Inception returns are 27.09% for Class A, B, and C, and 101.59% for Class Z, based on all funds in each share class.

DThe Fund's fixed income benchmark has
changed to the Lehman Brothers Aggregate
Bond Index (the Index), which includes
mortgage-backed securities. It provides a larger universe selection than the Lehman
Brothers Govt/Credit Bond Index. The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Since Inception returns for the Index are 56.50% for Class A, B, and C, and 103.17% for Class Z. These returns would be lower if they included the effect of sales charges, taxes, or operating expenses.

PRUDENTIAL FINANCIAL (LOGO)     November 15, 2002

DEAR SHAREHOLDER,
The 12-month period ended September 30, 2002 was very disappointing for stocks, but unusually strong for bonds. Balanced funds combine both stock and bond portfolios, in part because these asset classes often perform in different ways. This reporting period of the Prudential Active Balanced
Fund was an excellent example of that
tendency.

Although the period began shortly after
terrorist attacks on the United States,
interest- rate reductions spurred hope that the global economy would recover quickly.
Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock market into a steep and broadening decline.
In contrast, investors' flight to the safest securities pushed bond prices up sharply, particularly those of Treasury bonds.

The Fund normally has a substantial stock allocation, and the fall of the equity market dominated its performance over this reporting period. It had a significant loss, although it declined far less than the S&P 500 Index. The Fund underperformed the Lipper Balanced Funds
Average by a bit more than one percentage point. On the following pages, the Fund's adviser describes the factors that had the greatest impact on its return.

We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in
Prudential mutual funds through these trying times.

Sincerely,


David R. Odenath, Jr., President
The Prudential Investment Portfolios, Inc./
Prudential Active Balanced Fund

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Annual Report    September 30, 2002

INVESTMENT ADVISER'S REPORT

ACTIVE ASSET ALLOCATION
Asset class exposure can have a greater
impact on returns over the long term than selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities.
Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase the proportion of the type of security that offers the best value at any time, monitoring our allocation daily. We implement most of these allocation changes with stock and bond futures contracts because it is quicker and less expensive than trading the actual securities. Our neutral position is 57.5% stocks, 40.0% bonds, and 2.5% cash.

OVERVIEW OF PERFORMANCE
Over the Fund's fiscal year, the S&P 500
Index fell 20.5%, while the Lehman Brothers
Aggregate Bond Index gained 8.6%. The Fund's underperformance of the Lipper Balanced
Funds Average--a measure of comparable funds-- is primarily attributable to an exposure to the equities market through stocks and stock futures that was above its neutral position of 57.5%. This was partially offset by the stock portfolio's outperformance of its benchmark, the S&P 500 Index.

During the third quarter of 2002, a quarter
during which the S&P 500 Index was down
17.3%, the Fund was overweighted
aggressively in stocks. We continued this
overweight through the end of the Fund's
reporting period because we believe that
most investors have significantly
overreacted to the stock market's problems.
Share prices have been reduced to extremely
compelling valuations (share prices in
relation to factors such as earnings
prospects, interest rates, and companies'
assets.)
                                         3

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Annual Report    September 30, 2002

OUR QUANTITATIVE STOCK STRATEGY
The Prudential Active Balanced Fund attempts to better the performance of the S&P 500
Index while avoiding large risks in the form of deviations from its benchmark index. The
Fund's managers take many small security positions, emphasizing stocks that our models rank as inexpensive for their growth potential and de-emphasizing those that appear to be too expensive. We also try to maintain a risk profile that is similar to that of the S&P 500 Index--that is, we normally hold industry, sector, and market capitalizations (the amounts invested in firms of various sizes) fairly close to those of the S&P 500 Index. We allow a slight additional exposure when a very high proportion of stocks in a category is considered attractive according to our quantitative measures. The purpose of these controls is to take positions in stocks that we like while limiting unintended exposure to risk. The total return of the Fund's stock portfolio can and will often deviate from its benchmark, but we believe it is not significantly vulnerable to any single influence. If our stock selection methodology works as we expect, the resulting returns will tend to exceed those of our benchmark over the long term.

We beat the stock portfolio's S&P 500 Index benchmark primarily because of the good performance of our holdings in the industrial and consumer discretionary sectors. For example, in the industrial sector, we made the largest contribution by underweighting Tyco International, which fell 69%. Our overweightings in Apollo Group
(+55%), Deluxe (+35%), and Energizer Holdings
(+83%) also helped. Among our consumer
discretionary stocks, overweightings in Lear
(+54%), Dillard's (+54%), Gannett (+22%),
and Mandalay Resort Group (+107%) made the largest contributions. We also benefited from underweighting AOL Time Warner (-65%).

During the reporting period, stocks
of companies with smaller market
capitalization (the total market value of all of their outstanding stock) substantially outperformed the stocks of larger firms. Consequently, the stock portfolio's slight tilt toward the stocks of smaller companies compared with its benchmark improved its relative performance.

                          www.prudential.com     (800) 225-1852

BONDS
The bond portfolio of the Fund underperformed the Lehman Brothers Aggregate Bond
Index benchmark primarily because of
our sector and individual issue emphasis in the portfolio's corporate bond holdings.

The Fund was hurt by its exposure to Enron, although the position was sold before the end of 2001. Enron declared bankruptcy early in December 2001 without warning about its weak financial state from either its auditors or the credit-rating agencies.
Another negative factor was the Fund's
overweight in telecommunications bonds
during the first half of 2002 compared with their share of the Lehman Brothers Aggregate
Bond Index. We subsequently trimmed the
overweight.

On the other hand, the Fund benefited from an overweight of higher-quality (better secured), less volatile sectors such as mortgage-backed bonds and asset-backed securities. In addition, we overweighted intermediate-duration bonds, which led the way up as interest rates declined precipitously (and the prices of existing bonds rose) toward the end of the Fund's fiscal year.

LOOKING AHEAD
The decline in gross domestic product (GDP)-- economists' measure of recessions--was short and shallow, lasting only for the first three quarters of 2001. We believe the recovery also will be fairly weak. As of the end of this reporting period, this has proven to be true. Nonetheless, we expect stocks to perform over the next few years about in line with their long-term historical return of 10% to 12%, or perhaps slightly better.

Our favorable outlook for stocks is based upon the following:

o Current stock valuations, after the long correction, are fairly attractive in light of the low interest rate, low inflation environment. We do not expect either interest rates or inflation to rise much, so the favorable economic backdrop for stocks should continue.

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Annual Report    September 30, 2002

o Given a reviving economy and improved
  corporate efficiencies, earnings should
  slowly improve. While the projected third-quarter earnings growth continued to disappoint investors, growth was moderately positive for the first time in quite a while. This is a sign we may have turned the corner on earnings. Comparisons with the previous year should look good, given very weak earnings a year ago.

o Investors are showing their negative
  sentiment by maintaining significant amounts of cash. We believe that this money is "parked" temporarily, and that it will help drive stocks higher once a market reversal begins. We don't expect investors to be happy with the extremely low money market rates once their focus moves beyond safety.

Despite this solid backdrop for stocks, the skepticism caused by accounting scandals may continue to outweigh good business fundamentals for a while longer. Although malfeasance reared its head in a number of highly visible companies, it is proving to have been fairly isolated and not systemic.
In our view, aggressive punishment for the responsible individuals (not just for the corporations) would go a long way toward restoring investor confidence.

Typically, the stock market rallies about six months before an economic recovery.
Given the unprecedented suspicion of those managing corporations in the United States, investors have delayed the stock market's recovery by taking a "show me" attitude. We believe they will drive the market higher only when they see firm evidence that an economic recovery is well established.
Investors are also inclined to wait
to see whether corporate spending
(which has stalled) will pick up before
consumer spending (which has been fairly robust) slows down. For now, investors appear apprehensive that some portion of consumer spending, particularly on autos, has been borrowing sales from future quarters.
On the other hand, during their clampdown on spending, corporations delayed maintenance, technology upgrades, and purchases of the new equipment they need to grow their businesses. These needs will have to be met at some point.

                  www.prudential.com    (800) 225-1852

Within the stock market, the huge valuation disparity that existed between value and growth stocks two years ago has pretty much disappeared. The valuation disparity between large-, mid-, and small-company stocks has also been reduced, but valuations still appear to favor the midcaps and small caps over large caps.

In our bond portfolio, we selected both
sector emphases and individual securities with an eye to reducing the impact of delay in a solid profit recovery. Each security was examined for its capacity to outperform its sector average even if the recovery is weak. If we see corporate earnings rise, we have the ability to add more volatile securities to our corporate holdings.
However, we have overweighted corporates as a sector because we are concerned that the Treasury rally has run its course. We want to be focused in a cheaper sector of the market where we may benefit when investors move away from the relative safety of Treasuries once a recovery seems more certain.

Prudential Active Balanced Fund Management Team

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Annual Report    September 30, 2002

What Is Diversification?
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds and value and growth stocks--it is less likely that all the securities you own will move in the same direction at one time.

Glossary of Terms
Asset classes are classifications of
investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency. They carry a fixed interest rate, or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed income securities.

Prudential Active Balanced Fund--Neutral Allocation

                          (CHART)

                                           ANNUAL REPORT
                                           SEPTEMBER 30, 2002

PRUDENTIAL
ACTIVE BALANCED FUND


                                           FINANCIAL STATEMENTS

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  83.0%
COMMON STOCKS  57.8%
-------------------------------------------------------------------------------------
Aerospace/Defense  1.0%
     50,700      Boeing Co.                                            $   1,730,391
      1,100      Esterline Technologies Corp.(a)                              18,304
      7,000      General Dynamics Corp.                                      569,310
     62,300      Goodrich Corp.                                            1,176,224
      6,600      Lockheed Martin Corp.                                       426,822
      1,222(f)   Northrop Grumman Corp.                                      151,577
     43,400(f)   United Technologies Corp.                                 2,451,666
                                                                       -------------
                                                                           6,524,294
-------------------------------------------------------------------------------------
Airlines  0.1%
      4,100      ExpressJet Holdings, Inc.(a)                                 37,720
      9,100(f)   JetBlue Airways Corp.(a)                                    367,003
      1,700      Mesa Air Group, Inc.(a)                                       6,205
                                                                       -------------
                                                                             410,928
-------------------------------------------------------------------------------------
Aluminum  0.1%
     20,900      Alcan, Inc., (Canada)                                       515,812
-------------------------------------------------------------------------------------
Apparel  0.2%
        300      OshKosh B' Gosh, Inc., Class A                               10,308
      6,600      Phillips-Van Heusen Corp.                                    83,160
     46,300      Reebok International, Ltd.(a)                             1,159,815
      2,700      Timberland Co., Class A(a)                                   85,536
      1,700      V.F. Corp.                                                   61,166
                                                                       -------------
                                                                           1,399,985
-------------------------------------------------------------------------------------
Auto Parts & Equipment  0.5%
     16,600      American Axle & Manufacturing Holdings, Inc.(a)             414,668
     20,500      ArvinMeritor, Inc.                                          383,350
     21,900      BorgWarner, Inc.                                          1,087,116
      3,800      Dura Automotive Systems, Inc.(a)                             46,550
        200      Gentex Corp.(a)                                               5,434
     29,800(f)   Lear Corp.(a)                                             1,241,170
        200      Stoneridge, Inc.(a)                                           3,400
      3,200      TBC Corp.(a)                                                 33,184
                                                                       -------------
                                                                           3,214,872

    10                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Automobiles & Trucks  0.6%
      1,700      Arctic Cat, Inc.                                      $      23,732
     26,100      AutoNation, Inc.(a)                                         300,672
     66,976(f)   General Motors Corp.                                      2,605,366
      8,700(f)   Harley-Davidson, Inc.                                       404,115
     92,059(f)   Visteon Corp.                                               871,799
                                                                       -------------
                                                                           4,205,684
-------------------------------------------------------------------------------------
Banking  2.5%
      1,560      Associated Banc-Corp                                         49,499
     27,300      Bank One Corp.                                            1,021,020
     15,700      BankAtlantic Bancorp, Inc., Class A                         140,986
     29,400      Banknorth Group, Inc.                                       698,250
        700      City Holding Co.                                             18,018
     21,100      Comerica, Inc.                                            1,017,442
      2,300      Commerce Bancorp, Inc.                                       95,473
        100      Community Bank System, Inc.                                   2,963
      1,000      First Place Financial Corp.                                  13,980
      6,300(f)   First Tennessee National Corp.                              218,421
      7,450      Flagstar Bancorp, Inc.                                      154,215
      2,200      Flushing Financial Corp.                                     36,696
      3,400      Gold Banc Corp., Inc.                                        32,980
     37,100(f)   Greater Bay Bancorp                                         674,849
      1,600      Hudson United Bancorp                                        42,560
      2,500      Huntington Bancshares, Inc.                                  45,475
        400      IBERIABANK Corp.                                             15,052
      4,900      Independence Community Bank Corp.                           122,941
        400      Independent Bank Corp.                                       13,240
      2,500      KeyCorp                                                      62,425
      5,600      Local Financial Corp.(a)                                     77,336
     67,300      National City Corp.                                       1,920,069
     16,900      New York Community Bancorp, Inc.                            476,073
        350      OceanFirst Financial Corp.                                    7,210
        700      PennFed Financial Services, Inc.                             19,243
     21,700      PNC Financial Services Group                                915,089
      4,100      Popular, Inc.                                               129,560
     12,300      Roslyn Bancorp, Inc.                                        214,143

    See Notes to Financial Statements                                     11

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     53,100(f)   Sovereign Bancorp, Inc.                               $     684,990
      2,000      Suntrust Banks, Inc.                                        122,960
      3,300      The Colonial BancGroup, Inc.                                 40,920
    189,756      U.S. Bancorp                                              3,525,667
     16,750      Union Planters Corp.                                        459,955
     69,000      Wachovia Corp.                                            2,255,610
     16,890      Washington Federal, Inc.                                    376,900
     24,100      Webster Financial Corp.                                     809,278
                                                                       -------------
                                                                          16,511,488
-------------------------------------------------------------------------------------
Beverages  1.4%
      8,500      Adolph Coors Co., Class B                                   478,550
     52,400      Anheuser-Busch Companies, Inc.                            2,651,440
     51,600      Coca-Cola Co.                                             2,474,736
     58,300      Pepsi Bottling Group, Inc.                                1,364,220
     21,300      PepsiAmericas, Inc.                                         302,460
     54,400      PepsiCo, Inc.                                             2,010,080
                                                                       -------------
                                                                           9,281,486
-------------------------------------------------------------------------------------
Building & Construction  0.6%
      6,000      ABM Industries, Inc.                                         84,600
      6,100      American Woodmark Corp.                                     309,514
      4,600      Beazer Homes USA, Inc.(a)                                   280,830
        800      Centex Construction Products, Inc.                           28,560
      9,300      ElkCorp.                                                    158,751
        400      Genlyte Group, Inc.(a)                                       14,208
      6,500      Lafarge North America, Inc.                                 188,305
      7,300(f)   Lennar Corp.                                                407,194
      3,700      M.D.C. Holdings, Inc.                                       130,610
      6,300      Masco Corp.                                                 123,165
      4,200      NCI Building Systems, Inc.(a)                                78,960
     11,400      Nortek, Inc.(a)                                             493,278
      2,700      NVR, Inc.(a)                                                809,541
     16,300      Pulte Homes, Inc.                                           694,869
      3,600      Ryland Group, Inc.                                          133,812
        300      Trex Co., Inc.(a)                                             8,202
      1,100      Walter Industries, Inc.                                      13,508
                                                                       -------------
                                                                           3,957,907

    12                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Business Services
      6,000      Pitney Bowes, Inc.                                    $     182,940
-------------------------------------------------------------------------------------
Chemicals  0.5%
     33,200      Agrium, Inc., (Canada)                                      303,780
      5,800      Air Products & Chemicals, Inc.                              243,658
      1,800      Airgas, Inc.(a)                                              23,634
      1,100      Ashland, Inc.                                                29,469
     20,400      Dow Chemical Co.                                            557,124
     17,400      E.I. du Pont de Nemours & Co.                               627,618
      4,900      Engelhard Corp.                                             116,767
     12,900(f)   FMC Corp.(a)                                                333,078
     10,400      Hercules, Inc.(a)                                            95,784
        600      International Flavors & Fragrances, Inc.                     19,110
      2,500      Lubrizol Corp.                                               70,675
      1,000      Minerals Technologies, Inc.                                  37,070
      7,399      Monsanto Co.                                                113,131
      1,200      Octel Corp.                                                  22,668
      2,200      OM Group, Inc.                                               94,160
      1,800      PolyOne Corp.                                                15,462
      1,300      PPG Industries, Inc.                                         58,110
      9,700      Praxair, Inc.                                               495,767
     16,700      RPM, Inc.                                                   234,802
        900      Spartech Corp.                                               19,044
      2,500      Wellman, Inc.                                                34,125
                                                                       -------------
                                                                           3,545,036
-------------------------------------------------------------------------------------
Commercial Services
      7,300      MemberWorks, Inc.(a)                                        127,166
        800      Pre-Paid Legal Services, Inc.(a)                             15,904
      3,000      Weight Watchers International, Inc.(a)                      130,080
                                                                       -------------
                                                                             273,150
-------------------------------------------------------------------------------------
Computer Software & Services  2.5%
        600(f)   BARRA, Inc.(a)                                               16,392
     62,500(f)   CheckFree Corp.(a)                                          711,250
     21,900      Computer Sciences Corp.(a)                                  608,601
     28,500(f)   Electronic Arts, Inc.(a)                                  1,879,860

    See Notes to Financial Statements                                     13

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
        800      Hyperion Solutions Corp.(a)                           $      14,680
     22,600      Inter-Tel, Inc.                                             459,910
     13,800      John H. Harland Co.                                         374,670
     34,400      McDATA Corp., Class A(a)                                    186,792
    156,200(f)   Microsoft Corp.(a)                                        6,832,188
      2,300      Neoforma, Inc.(a)                                            21,689
     15,255      Networks Associates, Inc.(a)                                162,161
    107,300      Oracle Corp.(a)                                             843,378
     12,300      Reynolds & Reynolds Co., Class A                            276,012
     16,800      Roxio, Inc.(a)                                               50,904
      7,900      Secure Computing Corp.(a)                                    25,280
      4,000      SS&C Technologies, Inc.(a)                                   31,800
     18,200      Sybase, Inc.(a)                                             211,484
     55,900      Symantec Corp.(a)                                         1,879,917
      1,400      Systems & Computer Technology Corp.(a)                        9,800
     41,900(f)   Take-Two Interactive Software, Inc.(a)                    1,215,100
     36,900(f)   United Online, Inc.(a)                                      353,871
     41,400(f)   WebEx Communications, Inc.(a)                               463,266
                                                                       -------------
                                                                          16,629,005
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  1.9%
     26,800      Brocade Communications Systems, Inc.(a)                     201,804
    120,800      Dell Computer Corp.(a)                                    2,840,008
    268,293      Hewlett-Packard Co.                                       3,130,979
      1,700      Intergraph Corp.(a)                                          29,053
     89,500      International Business Machines Corp.                     5,225,905
     17,800      Iomega Corp.(a)                                             190,282
      4,000(f)   Lexmark International, Inc.(a)                              188,000
     18,200      Mercury Computer Systems, Inc.(a)                           429,520
     13,900      NCR Corp.(a)                                                275,220
     46,000      Storage Technology Corp.(a)                                 483,460
                                                                       -------------
                                                                          12,994,231
-------------------------------------------------------------------------------------
Containers  0.1%
      2,200      Chesapeake Corp.                                             32,868
     17,200      Owens-Illinois, Inc.(a)                                     194,704
      6,600      Pactiv Corp.(a)                                             108,570
      3,800      Rock-Tenn Co., Class A                                       58,596
                                                                       -------------
                                                                             394,738

    14                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Cosmetics/Toiletries  0.7%
     17,400      Avon Products, Inc.                                   $     802,140
     10,200      Colgate-Palmolive Co.                                       550,290
     60,100(f)   Kimberly-Clark Corp.                                      3,404,064
      2,300      Nu Skin Enterprises, Inc., Class A                           28,060
                                                                       -------------
                                                                           4,784,554
-------------------------------------------------------------------------------------
Data Processing/Management  0.3%
     21,200      Acxiom Corp.(a)                                             300,616
      5,500      Automatic Data Processing, Inc.                             191,235
     14,500      Dun & Bradstreet Corp.(a)                                   487,345
     12,300      Fair Issac & Co., Inc.                                      402,210
      4,600      FileNET Corp.(a)                                             47,610
      6,100(f)   First Data Corp.                                            170,495
      5,800      InterCept, Inc.(a)                                           57,362
      5,000      Right Management Consultants, Inc.(a)                       123,200
        600      SOURCECORP, Inc.(a)                                          12,246
      1,600      Viad Corp.                                                   32,688
        300      Volt Information Sciences, Inc.(a)                            4,545
                                                                       -------------
                                                                           1,829,552
-------------------------------------------------------------------------------------
Distribution/Wholesale
      5,800      Daisytek International Corp.(a)                              75,400
      2,600      Handleman Co.                                                23,790
      7,000      SCP Pool Corp.(a)                                           191,870
                                                                       -------------
                                                                             291,060
-------------------------------------------------------------------------------------
Diversified Consumer Products  1.2%
     39,500      Clorox Co.                                                1,587,110
     49,000(f)   Dial Corp.                                                1,051,540
      2,100      NBTY, Inc.(a)                                                27,258
     50,800      Procter & Gamble Co.                                      4,540,504
     13,200(f)   Unilever NV, (Netherlands)                                  784,740
                                                                       -------------
                                                                           7,991,152

    See Notes to Financial Statements                                     15

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Manufacturing  1.3%
      7,300(f)   3M Co.                                                $     802,781
     18,800      Acuity Brands, Inc.                                         230,488
     12,300      Cooper Industries, Ltd., Class A                            373,305
     14,700      Donaldson Co., Inc.                                         504,651
     32,800      Energizer Holdings, Inc.(a)                                 997,120
      9,880      EnPro Industries, Inc.(a)                                    33,888
      1,600      ESCO Technologies, Inc.(a)                                   51,680
     44,000      Honeywell International, Inc.                               953,040
     12,900(f)   Illinois Tool Works, Inc.                                   752,457
      2,800      Lancaster Colony Corp.                                      117,936
      4,700      National Service Industries, Inc.                            28,482
     15,100      Pentair, Inc.                                               561,267
        300      Pittston Brink's Group                                        6,720
      2,700      SPX Corp.(a)                                                272,430
     20,200      Thermo Electron Corp.(a)                                    325,826
    173,200(f)   Tyco International, Ltd., (Bermuda)                       2,442,120
                                                                       -------------
                                                                           8,454,191
-------------------------------------------------------------------------------------
Diversified Operations  1.7%
    167,900(f)   Cendant Corp.(a)                                          1,806,604
    386,050(f)   General Electric Co.                                      9,516,132
                                                                       -------------
                                                                          11,322,736
-------------------------------------------------------------------------------------
Education  0.3%
     35,300(f)   Apollo Group, Inc., Class A(a)                            1,533,079
      7,500      Learning Tree International, Inc.(a)                        110,175
      1,600      Sylvan Learning Systems, Inc.(a)                             21,888
     18,800      University of Phoenix Online(a)                             604,420
                                                                       -------------
                                                                           2,269,562
-------------------------------------------------------------------------------------
Electrical Utilities  1.1%
     51,800      Allegheny Energy, Inc.                                      678,580
        900      Alliant Energy Corp.                                         17,325
     39,060(f)   American Electric Power Co., Inc.                         1,113,601
     23,000(f)   Calpine Corp.(a)                                             56,810
     51,700      Centerpoint Energy, Inc.                                    517,517
      1,700      Cleco Corp.                                                  22,899

    16                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      3,000      CMS Energy Corp.                                      $      24,180
      9,800      Constellation Energy Group, Inc.                            242,942
     66,700      Duke Energy Corp.                                         1,303,985
    102,200      Edison International(a)                                   1,022,000
     17,500      Entergy Corp.                                               728,000
      8,100      Exelon Corp.                                                384,750
    155,012      Mirant Corp.(a)                                             342,577
     42,300      PG&E Corp.(a)                                               476,298
      4,000      Pinnacle West Capital Corp.                                 111,040
      1,400      PNM Resources, Inc.                                          27,720
      4,400      Progress Energy, Inc. (CVO)(a)(g)                                 0
     61,100(f)   Reliant Resources, Inc.(a)                                  106,925
          5      Southern Co.                                                     56
      8,300(f)   TXU Corp.                                                   346,193
      5,000      Wisconsin Energy Corp.                                      121,500
                                                                       -------------
                                                                           7,644,898
-------------------------------------------------------------------------------------
Electronic Components  0.5%
      6,900      Benchmark Electronics, Inc.(a)                              145,245
      5,300      DSP Group, Inc.(a)                                           85,113
     25,900(f)   Emerson Electric Co.                                      1,138,046
      2,700      Engineered Support Systems, Inc.                            154,008
      1,500      Harman International Industries, Inc.                        77,625
      5,700      Intermagnetics General Corp.(a)                              97,299
      7,400      Itron, Inc.(a)                                              136,086
     31,400      LSI Logic Corp.(a)                                          199,390
     17,900      Methode Electronics, Inc., Class A                          164,322
     13,600      Paxar Corp.(a)                                              197,744
     38,700      Semtech Corp.(a)                                            375,390
     24,300(f)   Silicon Laboratories, Inc.(a)                               445,419
      4,700      Trimble Navigation, Ltd.(a)                                  46,530
        200      Varian, Inc.(a)                                               5,522
     25,000      Zoran Corp.(a)                                              275,000
                                                                       -------------
                                                                           3,542,739

    See Notes to Financial Statements                                     17

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Financial Services  7.1%
      4,000      A.G. Edwards, Inc.                                    $     127,920
      2,600(f)   American Express Co.                                         81,068
     98,000      Astoria Financial Corp.                                   2,391,200
    104,160      Bank of America Corp.                                     6,645,408
     27,300(f)   Capital One Financial Corp.                                 953,316
      1,300      Cash America International, Inc.                             10,647
    232,560      Citigroup, Inc.                                           6,895,404
     18,000      Commercial Federal Corp.                                    391,860
     21,800(f)   Countrywide Credit Industries, Inc.                       1,027,870
     31,600      Deluxe Corp.                                              1,423,896
      8,900      Dime Community Bancshares                                   190,638
      1,350      Doral Financial Corp.                                        32,589
     12,900      Downey Financial Corp.                                      441,825
      2,300      DVI, Inc.(a)                                                 11,040
    116,000      E*TRADE Group, Inc.(a)                                      516,200
     43,200      Fannie Mae                                                2,572,128
     77,544      FleetBoston Financial Corp.                               1,576,470
     33,400      Freddie Mac                                               1,867,060
        300      Golden State Bancorp, Inc.                                    9,696
     47,800      Golden West Financial Corp.                               2,972,204
     24,600(f)   GreenPoint Financial Corp.                                1,026,804
     39,400      H&R Block, Inc.                                           1,655,194
     84,100(f)   Household International, Inc.                             2,380,871
     31,900(f)   IndyMac Bancorp, Inc.(a)                                    614,713
     17,100      Interactive Data Corp.(a)                                   209,475
      1,600      Irwin Financial Corp.                                        27,200
    188,410      J.P. Morgan Chase                                         3,577,906
      9,525      MBNA Corp.                                                  175,069
     10,230      Mellon Financial Corp.                                      265,264
     26,000      Merrill Lynch & Co., Inc.                                   856,700
     38,800(f)   Metris Cos., Inc.                                            89,628
      1,000      Moody's Corp.                                                48,500
     55,500      Morgan Stanley                                            1,880,340
      7,500(f)   Principal Financial Group, Inc.(a)                          196,350
      2,000      R&G Financial Corp., Class B                                 43,640
      1,400      SLM Corp.                                                   130,396

    18                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     76,550      Washington Mutual, Inc.                               $   2,409,028
     43,000      Wells Fargo & Co.                                         2,070,880
                                                                       -------------
                                                                          47,796,397
-------------------------------------------------------------------------------------
Foods  1.8%
     49,300(f)   Albertson's, Inc.                                         1,191,088
      3,800      Chiquita Brands International, Inc.(a)                       58,710
     11,300(f)   ConAgra Foods, Inc.                                         280,805
      3,000      Corn Products International, Inc.                            86,250
     12,400(f)   Dean Foods Co.(a)                                           493,272
     29,000      Dole Food Co., Inc.                                         841,870
      5,900      Flowers Foods, Inc.(a)                                      134,107
        200      Horizon Organic Holding Corp.(a)                              3,120
      7,600      International Multifoods Corp.(a)                           148,960
     10,400      Interstate Bakeries Corp.                                   276,328
     20,800      Kraft Foods, Inc., Class A                                  758,368
    115,900      Kroger Co.(a)                                             1,634,190
     10,000      Nash-Finch Co.                                              136,000
      2,600(f)   Performance Food Group Co.(a)                                88,296
      1,600      Pilgrim's Pride Corp., Class B                               14,880
      2,700      Ralcorp Holdings, Inc.(a)                                    57,429
     83,200(f)   Safeway, Inc.(a)                                          1,855,360
      5,700      Sanderson Farms, Inc.                                        91,200
     34,500      Sara Lee Corp.                                              631,005
     21,300      Smithfield Foods, Inc.(a)                                   334,410
      2,800      Spartan Stores, Inc.(a)                                       7,840
      3,500      SUPERVALU, Inc.                                              56,525
    108,200(f)   Tyson Foods, Inc., Class A                                1,258,366
     20,900      Whole Foods Market, Inc.(a)                                 895,356
     30,800(f)   Winn-Dixie Stores, Inc.(a)                                  404,096
                                                                       -------------
                                                                          11,737,831
-------------------------------------------------------------------------------------
Health Care Services  0.9%
      4,800      Anthem, Inc.(a)                                             312,000
     18,300      Beverly Enterprises, Inc.(a)                                 44,286
     20,600      Cross Country, Inc.(a)                                      290,872
     39,600(f)   Express Scripts, Inc., Class A(a)                         2,158,992

    See Notes to Financial Statements                                     19

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      2,400      Genzyme Corp.(a)                                      $       2,376
     26,900      Humana, Inc.(a)                                             333,560
      8,000      NDCHealth Corp.                                             124,400
      8,300      PacifiCare Health Systems, Inc.(a)                          191,647
      1,500      Sierra Health Services, Inc.(a)                              26,910
      3,500(f)   Sunrise Assisted Living, Inc.(a)                             75,075
     21,400      UnitedHealth Group, Inc.                                  1,866,508
     31,100      US Oncology, Inc.(a)                                        252,221
     20,300      WebMD Corp.(a)                                              102,515
                                                                       -------------
                                                                           5,781,362
-------------------------------------------------------------------------------------
Household Durables  0.2%
        500      Bassett Furniture Industries, Inc.                            6,885
      1,500      Blyth, Inc.                                                  41,850
        700      Kimball International, Inc., Class B                          9,674
        300      La-Z-Boy, Inc.                                                6,960
     33,500      Maytag Corp.                                                776,530
        800      Whirlpool Corp.                                              36,688
     25,700      Yankee Candle Co., Inc.(a)                                  441,269
                                                                       -------------
                                                                           1,319,856
-------------------------------------------------------------------------------------
Insurance  3.0%
     18,000      Aetna, Inc.                                                 644,580
      2,200      Allmerica Financial Corp.                                    26,400
      7,900      American Financial Group, Inc.                              181,858
     69,759      American International Group, Inc.                        3,815,817
      1,700      American Medical Security Group, Inc.(a)                     24,038
     15,400      AmerUs Group Co.                                            436,744
      5,800      Brown & Brown, Inc.                                         174,000
     30,900(f)   CIGNA Corp.                                               2,186,175
     36,800(f)   Fidelity National Financial, Inc.                         1,057,264
     84,200      John Hancock Financial Services, Inc.                     2,340,760
      5,900      LandAmerica Financial Group, Inc.                           194,051
     99,800(f)   MetLife, Inc.                                             2,271,448
      8,100      MGIC Investment Corp.                                       330,723
     19,700      Radian Group, Inc.                                          643,402
     61,900      Selective Insurance Group, Inc.                           1,345,087

    20                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      1,800      Stewart Information Services Corp.(a)                 $      38,430
        600      The PMI Group, Inc.                                          16,326
     46,000      Torchmark Corp.                                           1,575,960
     93,174      Travelers Property Casualty Corp., Class A(a)             1,229,897
    103,088      Travelers Property Casualty Corp., Class B(a)             1,394,781
                                                                       -------------
                                                                          19,927,741
-------------------------------------------------------------------------------------
Leisure & Tourism  0.2%
      1,500      Ameristar Casinos, Inc.(a)                                   28,440
     13,100      Aztar Corp.(a)                                              173,051
        600      Choice Hotels International, Inc.(a)                         13,866
      3,700      GTECH Holdings Corp.(a)                                      91,834
      8,200(f)   Mandalay Resort Group(a)                                    275,110
      3,600      MTR Gaming Group, Inc.(a)                                    33,156
      8,700(f)   Multimedia Games, Inc.(a)                                   171,312
     64,200(f)   Park Place Entertainment Corp.(a)                           510,390
      2,500      Speedway Motorsports, Inc.(a)                                58,875
                                                                       -------------
                                                                           1,356,034
-------------------------------------------------------------------------------------
Machinery & Equipment  0.2%
        600      Albany International Corp., Class A                          11,388
        600      Cascade Corp.(a)                                              8,430
      5,800      Global Payments, Inc.                                       148,480
        200      Manitowoc Co., Inc.                                           5,470
    128,800      McDermott International, Inc.(a)                            789,544
        800      Stewart & Stevenson Services, Inc.                            7,824
      1,500      Terex Corp.(a)                                               25,350
        300      Thomas Industries, Inc.                                       7,440
                                                                       -------------
                                                                           1,003,926
-------------------------------------------------------------------------------------
Media & Entertainment  1.9%
    164,900(f)   AOL Time Warner, Inc.(a)                                  1,929,330
      8,500      Catalina Marketing Corp.(a)                                 238,680
      7,800      Championship Auto Racing Teams, Inc.(a)                      29,406
     49,700(f)   Clear Channel Communications, Inc.(a)                     1,727,075
     20,800      Comcast Corp.(a)                                            433,888
    137,000      Disney (Walt) Co.                                         2,074,180
      3,300      E.W. Scripps Co., Class A                                   228,690

    See Notes to Financial Statements                                     21

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     33,100      Gannett Co., Inc.                                     $   2,389,158
     54,900      General Motors Corp., Class H(a)                            502,335
        200      Journal Register Co.(a)                                       3,770
    102,700      Liberty Media Corp., Series A(a)                            737,386
      9,900      Tribune Co.                                                 413,919
     56,819(f)   Viacom, Inc., Class B(a)                                  2,304,010
                                                                       -------------
                                                                          13,011,827
-------------------------------------------------------------------------------------
Medical Products & Services  4.2%
      3,844      Advanced Medical Optics, Inc.(a)                             36,556
     42,300(f)   Affymetrix, Inc.(a)                                         879,840
      7,200      Apogent Technologies, Inc.(a)                               134,352
     38,600      Becton, Dickinson & Co.                                   1,096,240
      9,300(f)   Biosite, Inc.(a)                                            269,607
     34,300      C.R. Bard, Inc.                                           1,873,809
      8,800      Cambrex Corp.                                               323,840
     23,400      Charles River Laboratories International, Inc.(a)           918,450
     12,200      Cyberonics, Inc.(a)                                         209,962
     64,700      Genentech, Inc.(a)                                        2,111,161
     47,800      Guidant Corp.(a)                                          1,544,418
      9,000      Hillenbrand Industries, Inc.                                488,700
      4,100      INAMED Corp.(a)                                              94,300
        200      Invacare Corp.                                                6,850
    166,600      Johnson & Johnson Co.                                     9,009,728
     34,400      Manor Care, Inc.(a)                                         773,312
     25,700      McKesson Corp.                                              728,081
     29,900      Medtronic, Inc.                                           1,259,388
      7,600      Mentor Corp.                                                242,288
      1,300      Molecular Devices Corp.(a)                                   16,263
     17,100      Novoste Corp.(a)                                             79,344
      3,600      Owens & Minor, Inc.                                          51,444
        600      Per-Se Technologies, Inc.(a)                                  5,928
     23,100(f)   PolyMedica Corp.(a)                                         610,302
     12,400      Possis Medical, Inc.(a)                                     126,604
     29,000(f)   Priority Healthcare Corp., Class B(a)                       730,800
     16,500      PSS World Medical, Inc.(a)                                  109,725
      4,700      Respironics, Inc.(a)                                        150,447

    22                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     14,000      STERIS Corp.(a)                                       $     348,740
     45,100(f)   Stryker Corp.                                             2,597,760
     26,800      Universal Health Services, Inc., Class B(a)               1,370,820
                                                                       -------------
                                                                          28,199,059
-------------------------------------------------------------------------------------
Medical Technology  1.0%
     70,400      Abbott Laboratories                                       2,844,160
      4,000      Albany Molecular Research, Inc.(a)                           68,120
     79,276      Amgen, Inc.(a)                                            3,305,809
      3,900      Cerner Corp.(a)                                             137,319
      4,500      Hyseq, Inc.(a)                                                8,415
      6,600      Invitrogen Corp.(a)                                         224,862
                                                                       -------------
                                                                           6,588,685
-------------------------------------------------------------------------------------
Metals  0.2%
     11,900      AK Steel Holding Corp.(a)                                    86,989
        900      Cleveland-Cliffs, Inc.                                       21,645
        100      Oregon Steel Mills, Inc.(a)                                     612
      7,700      Precision Castparts Corp.                                   166,936
        500      Ryerson Tull, Inc.                                            3,215
     29,500      Steel Dynamics, Inc.(a)                                     386,155
     35,200      United States Steel Corp.                                   408,672
                                                                       -------------
                                                                           1,074,224
-------------------------------------------------------------------------------------
Multi-Utilities
     18,700(f)   NorthWestern Corp.                                          182,512
-------------------------------------------------------------------------------------
Networking  0.9%
    542,300      Cisco Systems, Inc.(a)                                    5,683,304
      8,200      Emulex Corp.(a)                                              92,332
      8,900      Inrange Technologies Corp., Class B(a)                       24,831
                                                                       -------------
                                                                           5,800,467
-------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  0.5%
      5,400(f)   Amerada Hess Corp.                                          366,552
     31,700(f)   Aquila, Inc.                                                129,970
     38,800      Dynegy, Inc., Class A                                        45,008
      1,800      Frontier Oil Corp.                                           22,320

    See Notes to Financial Statements                                     23

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      3,000      Hydril Co.(a)                                         $      74,640
     53,700      Marathon Oil Corp.                                        1,217,916
        300      Oil States International, Inc.(a)                             3,000
     14,275      Patina Oil & Gas Corp.                                      406,838
        200      SEACOR SMIT, Inc.(a)                                          8,198
     21,000      Sempra Energy                                               412,650
     66,700(f)   Shaw Group, Inc.(a)                                         947,140
                                                                       -------------
                                                                           3,634,232
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  2.7%
     30,000      Anadarko Petroleum Corp.                                  1,336,200
        300      Berry Petroleum Co., Class A                                  5,097
     53,430      ChevronTexaco Corp.                                       3,700,027
     14,150      ConocoPhillips                                              654,296
      2,000      Denbury Resources, Inc.(a)                                   20,340
    278,864      Exxon Mobil Corp.                                         8,895,762
      5,400      Houston Exploration Co.(a)                                  168,210
      5,400      Newfield Exploration Co.(a)                                 181,386
     18,000      NICOR, Inc.                                                 507,600
     16,200(f)   NiSource, Inc.                                              279,126
        200      Nuevo Energy Co.(a)                                           2,180
     35,000      Occidental Petroleum Corp.                                  993,300
        900      SEMCO Energy, Inc.                                            7,002
     46,300      Valero Energy Corp.                                       1,225,561
      2,700      Westar Energy, Inc.                                          27,162
      1,500(f)   XTO Energy, Inc.                                             30,915
                                                                       -------------
                                                                          18,034,164
-------------------------------------------------------------------------------------
Paper & Forest Products  0.4%
     85,900      Georgia-Pacific Corp.                                     1,124,431
     25,370      International Paper Co.                                     847,104
      1,600      Longview Fibre Co.                                           11,104
    133,700      Louisiana-Pacific Corp.(a)                                  865,039
      3,100      Universal Forest Products, Inc.                              58,342
                                                                       -------------
                                                                           2,906,020

    24                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Pharmaceuticals  3.4%
      1,100      aaiPharma, Inc.(a)                                    $      13,310
      8,300(f)   AmerisourceBergen Corp.                                     592,786
      1,400      Bradley Pharmaceuticals, Inc.(a)                             12,264
    104,600      Bristol-Myers Squibb Co.                                  2,489,480
      2,800      Forest Laboratories, Inc.(a)                                229,628
      8,100      Lilly (Eli) & Co.                                           448,254
    107,000      Merck & Co., Inc.                                         4,890,970
     43,200      Mylan Laboratories, Inc.                                  1,414,368
     21,600      Nabi Biopharmaceuticals(a)                                  117,128
      7,500      Noven Pharmaceuticals, Inc.(a)                               91,800
    301,775      Pfizer, Inc.                                              8,757,511
     10,200      Pharmaceutical Resourses, Inc.(a)                           285,396
     23,442      Pharmacia Corp.                                             911,425
     47,900      Schering-Plough Corp.                                     1,021,228
     40,200      SICOR, Inc.(a)                                              611,442
     29,200      Wyeth                                                       928,560
                                                                       -------------
                                                                          22,815,550
-------------------------------------------------------------------------------------
Photography  0.1%
     25,000(f)   Eastman Kodak Co.                                           681,000
-------------------------------------------------------------------------------------
Printing
      1,200      Consolidated Graphics, Inc.(a)                               21,060
-------------------------------------------------------------------------------------
Publishing  0.2%
      1,700      Pulitzer, Inc.                                               70,805
     45,500      R.R. Donnelley & Sons, Co.                                1,069,705
                                                                       -------------
                                                                           1,140,510
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.5%
      1,700      Amli Residential Properties Trust                            37,536
      2,800      Annaly Mortgage Management, Inc.                             51,660
     27,000      Anthracite Capital, Inc.                                    305,100
      1,200      Apex Mortgage Capital, Inc.                                  13,428
      1,300      Associated Estates Realty Corp.                              10,530
      2,800      Bedford Property Investors, Inc.                             69,328
      6,500      Boykin Lodging Co.                                           62,530

    See Notes to Financial Statements                                     25

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      4,800      CarrAmerica Realty Corp.                              $     120,816
      5,700      Corrections Corp. of America(a)                              80,085
      3,300      Crescent Real Estate Equities Co.                            51,810
        700      Crown American Realty Trust                                   6,433
     14,500      Equity Inns, Inc.                                            89,900
     30,100      Equity Office Properties Trust                              777,182
      6,000      FBR Asset Investment Corp.                                  187,560
     22,300      FelCor Lodging Trust, Inc.                                  286,109
      4,600      First Industrial Realty Trust, Inc.                         142,554
      1,100      General Growth Properties, Inc.                              56,650
      3,300      Glenborough Realty Trust, Inc.                               66,990
      3,900      Highwoods Properties, Inc.                                   91,260
      6,500      Hospitality Properties Trust                                215,280
      5,200      Host Marriott Corp.(a)                                       48,256
     11,300      HRPT Properties Trust                                        93,225
      4,700      Innkeepers USA Trust                                         37,553
      1,800      JDN Realty Corp.                                             21,744
        100      Kilroy Realty Corp.                                           2,371
      2,700      LaSalle Hotel Properties                                     33,750
      3,400      MeriStar Hospitality Corp.                                   29,206
        200      Mid-America Apartment Communities, Inc.                       4,982
      2,500      National Golf Properties, Inc.                               28,750
      2,300      National Health Investors, Inc.                              35,075
      4,100      Nationwide Health Properties, Inc.                           69,905
      1,300      Novastar Financial, Inc.                                     28,405
      2,200      Parkway Properties, Inc.                                     74,448
     10,300      RFS Hotel Investors, Inc.                                   113,197
        300      Sizeler Property Investors, Inc.                              3,018
        300      Taubman Centers, Inc.                                         4,269
      1,600      Thornburg Mortgage, Inc.                                     30,064
      4,800      Trizec Properties, Inc.                                      54,480
     13,300      United Dominion Realty Trust, Inc.                          211,603
                                                                       -------------
                                                                           3,647,042

    26                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Restaurants  0.5%
      5,600      Bob Evans Farms, Inc.                                 $     132,720
      9,800      California Pizza Kitchen, Inc.(a)                           225,498
     17,400      CBRL Group, Inc.                                            397,068
      1,900      Lone Star Steakhouse & Saloon, Inc.                          39,881
     56,000      McDonald's Corp.                                            988,960
     12,600      Papa John's International, Inc.(a)                          367,038
      6,600      Ruby Tuesday, Inc.                                          123,948
     27,550      Ryan's Family Steak Houses, Inc.(a)                         335,284
     19,400      Yum! Brands, Inc.(a)                                        537,574
                                                                       -------------
                                                                           3,147,971
-------------------------------------------------------------------------------------
Retail  3.4%
     38,666      99 Cents Only Stores(a)                                     800,386
     37,800      Abercrombie & Fitch Co., Class A(a)                         743,526
     38,700(f)   Action Performance Companies, Inc.(a)                       994,590
     36,800(f)   American Greetings Corp., Class A                           592,480
      9,800      AnnTaylor Stores Corp.(a)                                   225,694
      4,500      AutoZone, Inc.(a)                                           354,870
      2,800      Brown Shoe Co., Inc.                                         50,120
     10,100      Christopher & Banks Corp.(a)                                253,712
     80,500(f)   Dillard's, Inc.                                           1,624,490
     30,900      Federated Department Stores, Inc.(a)                        909,696
      2,700      Galyan's Trading Co.(a)                                      27,027
      3,100      Genesco, Inc.(a)                                             42,780
        500      Hollywood Entertainment Corp.(a)                              7,260
    132,100      Home Depot, Inc.                                          3,447,810
      3,400      Kohl's Corp.(a)                                             206,754
     62,100(f)   Lowe's Cos., Inc.                                         2,570,940
      6,300      Mattel, Inc.                                                113,463
     18,300      May Department Stores Co.                                   416,691
        300      Movado Group, Inc.                                            4,875
        600      Neiman Marcus Group, Inc., Class A(a)                        15,750
        300      Party City Corp.(a)                                           4,125
     32,900      PETsMART, Inc.(a)                                           585,949
     55,700      Sears, Roebuck & Co.                                      2,172,300
     27,700      Sherwin-Williams Co.                                        655,936
      4,700      ShopKo Stores, Inc.                                          61,382

    See Notes to Financial Statements                                     27

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      2,400      Stage Stores, Inc.(a)                                 $      52,056
      4,900      Steven Madden, Ltd.(a)                                       70,560
        400      TJX Companies, Inc.                                           6,800
      9,400      Too, Inc.(a)                                                218,832
     10,800(f)   Toys 'R' Us, Inc.(a)                                        109,944
     20,000      United Auto Group, Inc.(a)                                  280,200
    109,000      Wal-Mart Stores, Inc.                                     5,367,160
                                                                       -------------
                                                                          22,988,158
-------------------------------------------------------------------------------------
Semiconductors  1.7%
     59,300      Altera Corp.(a)                                             514,131
     11,400      Avocent Corp.(a)                                            152,532
     73,800(f)   ESS Technology, Inc.(a)                                     453,870
     40,700      Fairchild Semiconductor Corp., Class A(a)                   385,429
      3,100      Integrated Circuit Systems, Inc.(a)                          48,670
    411,600      Intel Corp.                                               5,717,124
      4,700      Oak Technology, Inc.(a)                                      14,946
     15,100      OmniVision Technologies, Inc.(a)                             98,150
     65,800(f)   QLogic Corp.(a)                                           1,713,432
     16,500      RF Micro Devices, Inc.(a)                                    99,000
    147,600      Texas Instruments, Inc.                                   2,180,052
                                                                       -------------
                                                                          11,377,336
-------------------------------------------------------------------------------------
Telecommunication Equipment  0.4%
     33,400      Advanced Fibre Communications, Inc.(a)                      443,218
     50,900(f)   Motorola, Inc.                                              518,162
        800      Plantronics, Inc.(a)                                         13,040
    136,100      Powerwave Technologies, Inc.(a)                             461,379
     55,600      QUALCOMM, Inc.(a)                                         1,535,672
      1,700      Tekelec(a)                                                   14,671
                                                                       -------------
                                                                           2,986,142
-------------------------------------------------------------------------------------
Telecommunication Services  2.0%
     49,899      AT&T Corp.                                                  599,287
    330,382      AT&T Wireless Services, Inc.(a)                           1,361,174
     97,400      BellSouth Corp.                                           1,788,264
      1,300      Boston Communications Group, Inc.(a)                         13,416
     22,400(f)   CenturyTel, Inc.                                            502,432

    28                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      5,000      Commonwealth Telephone Enterprises, Inc.(a)           $     173,850
      2,600      Intrado, Inc.(a)                                             25,116
      1,000      Metro One Telecommunications, Inc.(a)                         8,500
    138,800(f)   Nextel Communications, Inc., Class A(a)                   1,047,940
      7,700      Nextel Partners, Inc., Class A(a)                            41,426
     46,700(f)   PanAmSat Corp.(a)                                           810,245
        300      Price Communications Corp.(a)                                 3,390
    133,112      SBC Communications, Inc.                                  2,675,551
    147,100(f)   Sprint Corp.                                              1,341,552
      1,300      SureWest Communications                                      38,051
        700      Telephone & Data Systems, Inc.                               35,315
      6,300      United States Cellular Corp.(a)                             186,354
    105,752      Verizon Communications, Inc.                              2,901,835
                                                                       -------------
                                                                          13,553,698
-------------------------------------------------------------------------------------
Tobacco  0.6%
     93,600      Philip Morris Co., Inc.                                   3,631,680
      6,266(f)   R.J. Reynolds Tobacco Holdings, Inc.                        252,645
                                                                       -------------
                                                                           3,884,325
-------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  0.5%
     15,600(f)   Burlington Northern Santa Fe Corp.                          373,152
      2,300      CNF, Inc.                                                    72,197
      4,700      CSX Corp.                                                   123,986
      9,000      Dollar Thrifty Automotive Group, Inc.(a)                    144,450
     18,300(f)   FedEx Corp.                                                 916,281
      1,600      J.B. Hunt Transport Services, Inc.(a)                        37,680
      4,500      Overseas Shipholding Group, Inc.                             68,760
     25,400      Union Pacific Corp.                                       1,469,898
                                                                       -------------
                                                                           3,206,404
-------------------------------------------------------------------------------------
Waste Management  0.2%
     64,900      Allied Waste Industries, Inc.(a)                            477,015
     40,400      Republic Services, Inc., Class A(a)                         759,520
      8,000(f)   Waste Connections, Inc.(a)                                  278,320
                                                                       -------------
                                                                           1,514,855
                                                                       -------------
                 Total common stocks (cost $510,304,953)                 387,490,388
                                                                       -------------

    See Notes to Financial Statements                                     29

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
CORPORATE BONDS  8.5%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.2%
                                Litton Industries, Inc., Sr. Note,
Baa3            $    400(d)      8.00%, 10/15/09                         $     463,808
                                Northrop Grumman Corp.,
Baa3                 700(d)      7.75%, 3/1/16                                 847,462
                                United Technologies Corp., Note,
A2                   250(f)      6.10%, 5/15/12                                280,170
                                                                         -------------
                                                                             1,591,440
-------------------------------------------------------------------------------------
Airlines  0.2%
                                Continental Airlines, Inc.,
Baa1               1,180(d)      8.05%, 11/1/20                              1,139,214
                                United Airlines, Inc.,
Ca                   295(d)      10.67%, 5/1/04                                 59,000
                                                                         -------------
                                                                             1,198,214
-------------------------------------------------------------------------------------
Aluminum  0.2%
                                Alcoa, Inc., Note,
A2                   920(d)      7.375%, 8/1/10                              1,089,004
-------------------------------------------------------------------------------------
Auto & Truck  0.1%
                                ArvinMeritor, Inc., Note,
Baa3                 200(f)      8.75%, 3/1/12                                 215,102
                                Ford Motor Co., Note,
Baa1                 200(d)      7.45%, 7/16/31                                161,996
                                                                         -------------
                                                                               377,098
-------------------------------------------------------------------------------------
Banking  0.6%
                                Barclays Bank PLC, Sub Notes,
Aa1                  500(d)      7.40%, 12/15/09                               591,765
                                Chon Hung Bank, Sub Notes,
Baa3               1,150(d)      6.90%, 1/7/05                               1,219,000
                                National Australia Bank Ltd.,
A1                 2,100(d)      6.40%, 12/10/07                             2,112,411
                                                                         -------------
                                                                             3,923,176

    30                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
Beverages  0.2%
                                Coca Cola Bottling Co.,
Baa2            $    600(d)      6.375%, 5/1/09                          $     657,536
                                Coors Brewing Co.,
Baa2                 500(d)      6.375%, 5/15/12                               565,819
                                                                         -------------
                                                                             1,223,355
-------------------------------------------------------------------------------------
Building & Construction  0.1%
                                Hanson Overseas BV, Sr. Note,
Baa1                 275(d)      6.75%, 9/15/05                                297,462
                                Hanson PLC,
Baa1                 315(d)      7.875%, 9/27/10                               367,084
                                                                         -------------
                                                                               664,546
-------------------------------------------------------------------------------------
Cable  0.3%
                                Continental Cablevision, Inc., Sr.
                                 Note,
Baa3               1,000(d)      8.30%, 5/15/06                                952,730
                                Cox Communications, Inc., Note,
Baa2                 300(f)      7.125%, 10/1/12                               299,235
                                Rogers Cablesystems, Ltd.,
Ba1                  885(d)      11.00%, 12/1/15                               911,550
                                                                         -------------
                                                                             2,163,515
-------------------------------------------------------------------------------------
Chemicals
                                Dow Chemical Co., Notes,
A3                    60        5.75%, 12/15/08                                 63,092
A3                   260(d)     6.00%, 10/1/12                                 274,030
                                                                         -------------
                                                                               337,122
-------------------------------------------------------------------------------------
Containers  0.2%
                                Pactiv Corp.,
Baa2               1,000(d)      7.20%, 12/15/05                             1,095,770
-------------------------------------------------------------------------------------
Diversified Consumer Products  0.1%
                                Pennzoil-Quaker State Co.,
Aa2                  550(d)      7.375%, 4/1/29                                657,135

    See Notes to Financial Statements                                     31

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
Diversified Manufacturing
                                Bombardier, Inc., Note,
A3              $    320(f)      6.75%, 5/1/12                           $     283,200
-------------------------------------------------------------------------------------
Diversified Operations  0.2%
                                Cendant Corp., Note,
Baa1               1,400(d)      7.75%, 12/1/03                              1,410,500
-------------------------------------------------------------------------------------
Electrical Utilities  0.3%
                                Calpine Corp., Sr. Note,
B1                   220(d)      10.50%, 5/15/06                                96,800
                                Cogentrix Energy, Inc., Sr. Note,
Baa3                 240(d)      8.10%, 3/15/04                                199,966
                                FirstEnergy Corp., Note,
Baa2                 700(d)      7.375%, 11/15/31                              614,521
                                Mirant Americas Generation, Sr. Note,
Ba1                  575(d)      9.125%, 5/1/31                                276,000
                                Nisource Finance Corp.,
Baa3                 150(d)      7.625%, 11/15/05                              151,800
                                PPL Electric Utilities Corp.,
A3                   400(d)      6.25%, 8/15/09                                435,780
                                PSE&G Power LLC, Note,
Baa1                 150(f)      6.95%, 6/1/12                                 144,847
                                                                         -------------
                                                                             1,919,714
-------------------------------------------------------------------------------------
Electronic Components & Instruments  0.1%
                                Thomson Corp., Note,
A3                   530(d)      6.20%, 1/5/12                                 570,229
-------------------------------------------------------------------------------------
Financial Services  1.7%
                                Capital One Bank,
                                Note,
Baa2                  75        6.50%, 7/30/04                                  71,003
                                Sr. Note,
Baa2                  60        6.875%, 2/1/06                                  56,115

    32                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
                                Citigroup, Inc., Sub Notes,
Aa2             $  1,000(f)     5.625%, 8/27/12                          $   1,035,870
Aa2                  250(d)     6.625%, 6/15/32                                260,300
                                Credit Suisse First Boston USA, Inc.,
                                 Notes,
Aa3                  335(d)     6.125%, 11/15/11                               348,929
Aa3                  475(d)     6.50%, 1/15/12                                 507,941
                                Dresdner Funding Trust I,
A1                   300(d)      8.151%, 6/30/31                               318,018
                                Ford Motor Credit Co., Notes,
A3                 1,500(f)     7.60%, 8/1/05                                1,525,110
A3                   800(d)     7.875%, 6/15/10                                788,934
                                General Electric Capital Corp., Notes,
Aaa                  775(d)     6.125%, 2/22/11                                839,209
Aaa                  500(f)     6.75%, 3/15/32                                 529,385
                                General Motors Acceptance Corp., Note,
A2                 1,600(d)      6.125%, 1/22/08                             1,593,216
                                Goldman Sachs Group, Inc., Note,
Aa3                  390(d)      5.70%, 9/1/12                                 402,911
                                J.P. Morgan Chase, Note,
Aa3                  700(f)      5.25%, 5/30/07                                734,406
                                John Deere Capital Corp., Note,
A3                   400(d)      7.00%, 3/15/12                                469,104
                                Lehman Brothers Holdings, Inc.,
A2                   185         6.625%, 1/18/12                               203,049
                                Morgan Stanley,
Aa3                1,200(d)      6.10%, 4/15/06                              1,291,392
                                PaineWebber Group, Inc.,
Aa2                  500(d)      7.625%, 12/1/09                               591,115
                                                                         -------------
                                                                            11,566,007
-------------------------------------------------------------------------------------
Foods  0.3%
                                H.J. Heinz Finance Co.,
A3                   100         6.00%, 3/15/12                                110,953
                                Kraft Foods, Inc., Note,
A2                   330(d)      6.25%, 6/1/12                                 373,240

    See Notes to Financial Statements                                     33

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
                                Kroger Co.,
Baa3            $    250(d)     7.80%, 8/15/07                           $     290,417
Baa3                 550(d)     7.25%, 6/1/09                                  616,552
                                Safeway, Inc., Notes,
Baa2                 250(d)     6.05%, 11/15/03                                259,853
Baa2                 500(d)     6.50%, 11/15/08                                560,995
                                                                         -------------
                                                                             2,212,010
-------------------------------------------------------------------------------------
Hotels  0.2%
                                ITT Corp.,
Ba1                1,500(d)      6.75%, 11/15/03                             1,502,250
-------------------------------------------------------------------------------------
Insurance  0.1%
                                Allstate Corp., Sr. Note,
A1                   200(d)      7.20%, 12/1/09                                228,690
                                Aon Corp., Note,
Baa1                 130         8.65%, 5/15/05                                138,914
                                                                         -------------
                                                                               367,604
-------------------------------------------------------------------------------------
Machinery & Equipment  0.1%
                                Caterpillar, Inc.,
A2                   400(d)      7.25%, 9/15/09                                477,956
-------------------------------------------------------------------------------------
Media & Entertainment  0.5%
                                AOL Time Warner, Inc.,
Baa1                 600(d)      7.625%, 4/15/31                               497,862
                                E.W. Scripps Co., Note,
A2                   250(d)      5.75%, 7/15/12                                274,279
                                News America Holdings, Inc.,
Baa3               2,000(d)      6.70%, 5/21/04                              2,033,820
                                United News & Media PLC, Note,
Baa2                 550(d)      7.25%, 7/1/04                                 573,687
                                                                         -------------
                                                                             3,379,648
-------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  0.1%
                                Amerada Hess Corp., Note,
Baa2                 150(d)      7.375%, 10/1/09                               173,616
                                BJ Services Co.,
Baa2                 700(d)      7.00%, 2/1/06                                 770,462
                                                                         -------------
                                                                               944,078

    34                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  0.5%
                                Conoco, Inc., Sr. Note,
A3              $    750(d)      6.95%, 4/15/29                          $     847,243
                                ConocoPhillips, Note,
A3                   500(d)      8.75%, 5/25/10                                633,272
                                Duke Energy Field Services LLC, Note,
Baa2                 200(d)      7.50%, 8/16/05                                204,706
                                Kerr-Mcgee Corp.,
Baa2                 500(f)      7.875%, 9/15/31                               608,475
                                Occidental Petroleum Corp., Sr. Note,
Baa2                 700(d)      6.75%, 1/15/12                                791,308
                                Parker & Parsley Petroleum Co., Sr.
                                 Note,
Ba1                  500(d)      8.875%, 4/15/05                               524,142
                                                                         -------------
                                                                             3,609,146
-------------------------------------------------------------------------------------
Paper & Forest Products  0.2%
                                Boise Cascade Corp., Note,
Baa3                 600(d)      7.50%, 2/1/08                                 630,060
                                Weyerhaeuser Co.,
Baa2                 200(d)     6.75%, 3/15/12                                 216,642
Baa2                 500(d)     7.375%, 3/15/32                                542,250
                                                                         -------------
                                                                             1,388,952
-------------------------------------------------------------------------------------
Pharmaceuticals  0.1%
                                Pharmacia Corp.,
A1                   585(d)      6.75%, 12/15/27                               665,268
-------------------------------------------------------------------------------------
Printing  0.2%
                                World Color Press, Inc., Sr. Sub.
                                 Notes,
Baa2                 260(d)     8.375%, 11/15/08                               270,702
Baa2                 815(d)     7.75%, 2/15/09                                 827,720
                                                                         -------------
                                                                             1,098,422
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.2%
                                ERP Operating L.P., Notes,
Baa1                 400(d)     7.10%, 6/23/04                                 424,732
Baa1               1,000(d)     6.63%, 4/13/05                               1,062,560
                                                                         -------------
                                                                             1,487,292

    See Notes to Financial Statements                                     35

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
Retail  0.2%
                                Target Corp., Notes,
A2              $    220(d)     5.95%, 5/15/06                           $     240,774
A2                   140        7.50%, 8/15/10                                 165,955
                                Wal-Mart Stores, Inc., Sr. Note,
Aa2                  750(f)      6.875%, 8/10/09                               882,158
                                                                         -------------
                                                                             1,288,887
-------------------------------------------------------------------------------------
Telecommunication Services  0.9%
                                AT&T Corp., Sr. Note,
Baa2               1,300(d)      8.00%, 11/15/31                             1,202,500
                                AT&T Wireless Services, Inc., Sr.
                                 Note,
Baa2                 350(d)      8.75%, 3/1/31                                 252,000
                                CenturyTel, Inc., Sr. Notes,
Baa2                 250(d)      7.875%, 8/15/12                               273,661
                                Electric Lightwave, Inc., Note,
Baa2                 500(d)      6.05%, 5/15/04                                470,286
                                France Telecom SA, Note,
Baa3                 510(d)      8.50%, 3/1/31                                 563,981
                                GTE Corp.,
A2                   220(d)      6.36%, 4/15/06                                229,359
                                Koninklijke (Royal) NV,
Baa3                 200(f)      8.00%, 10/1/10                                220,346
                                LCI International, Inc.,
Caa1                 450         7.25%, 6/15/07                                112,500
                                Sprint Capital Corp., Note,
Baa3                 535(d)      6.90%, 5/1/19                                 312,851
                                Telecomunicaciones de Puerto Rico,
                                 Inc.,
Baa1                 800(d)     6.65%, 5/15/06                                 801,696
Baa1               1,400(d)     6.80%, 5/15/09                               1,341,945
                                Verizon Global Funding Corp., Note,
A1                   315(f)      7.75%, 6/15/32                                314,435
                                Vodafone Group PLC, Note,
A2                   200(d)      7.75%, 2/15/10                                224,914
                                                                         -------------
                                                                             6,320,474

    36                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
Transportation  0.3%
                                Canadian National Railway Co.,
Baa2            $    400(d)      7.375%, 10/15/31                        $     482,460
                                Canadian Pacific Railway, Ltd.,
Baa2                 600(d)     6.25%, 10/15/11                                669,815
Baa2                 500(d)     7.125%, 10/15/31                               582,690
                                                                         -------------
                                                                             1,734,965
-------------------------------------------------------------------------------------
Waste Management  0.1%
                                Waste Management, Inc.,
Ba2                  420(d)      7.75%, 5/15/32                                424,225
                                                                         -------------
                                Total corporate bonds
                                 (cost $56,070,326)                         56,971,202
                                                                         -------------
ASSET BACKED SECURITIES  0.6%
                                MBNA Master Credit Card Trust II,
                                 7.00%, 2/15/12
Aaa                3,400(d)      (cost $3,787,547)                           3,993,679
                                                                         -------------
COMMERCIAL MORTGAGE BACKED SECURITIES  1.3%
                                Chase Commercial Mortgage Securities
                                 Corp., Ser. 2000-2,
Aaa                3,000(d)      7.63%, 7/15/32                              3,575,697
                                Commercial Mortgage Asset Trust, Ser.
                                 1999-C2,
Aaa                  163(d)      7.29%, 11/17/32                               180,808
                                Morgan Stanley Dean Witter Capital I
                                 Trust, Ser. 2000-Life2,
Aaa                2,500(d)      7.20%, 10/15/33                             2,918,523
                                Keycorp.,
                   1,675(d)      7.73%, 5/17/32                              1,996,423
                                                                         -------------
                                Total commercial mortgage backed
                                 securities
                                 (cost $7,878,393)                           8,671,451
                                                                         -------------

    See Notes to Financial Statements                                     37

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS  0.3%
                                Federal National Mortgage Assoc.,
                                 PAC-1,
                $    600(d)      6.50%, 5/25/08                          $     667,500
                                Washington Mutual, Inc., Ser.
                                 2002-AR4, Class A7,
Aaa                1,200(d)      5.60%, 4/26/32                              1,240,038
                                                                         -------------
                                Total collateralized mortgage
                                 obligations
                                 (cost $1,778,437)                           1,907,538
                                                                         -------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS  9.5%
                                Federal National Mortgage Assoc.,
                     491(d)     5.50%, 12/1/16                                 506,487
                   4,500(a)(c)  5.50%, TBA                                   4,587,200
                   2,817(d)     6.00%, 9/1/17 - 10/1/32                      2,906,197
                   8,000(a)(c)  6.00%, TBA                                   8,248,790
                   3,905(d)     6.50%, 5/1/13 - 9/1/32                       4,083,846
                  17,500(a)(c)  6.50%, TBA                                  18,151,450
                  10,000(a)(c)  7.00%, TBA                                  10,440,600
                   1,212(d)     7.50%, 12/1/07                               1,271,718
                   4,500(a)(c)  7.50%, TBA                                   4,748,895
                     195(d)     8.00%, 12/1/23                                 211,604
                     354(d)     8.50%, 10/1/24 - 2/1/28                        382,271
                                Government National Mortgage Assoc.,
                   5,645(d)     6.50%, 9/15/23 - 8/15/32                     5,920,849
                     972(d)     7.00%, 6/15/24                               1,026,896
                     348(d)     7.50%, 4/15/29 - 5/15/31                       369,478
                   1,100(d)     8.00%, 8/15/22 - 6/15/25                     1,192,243
                                                                         -------------
                                Total U.S. government agency mortgage
                                 pass-through obligations
                                 (cost $63,301,159)                         64,048,524
                                                                         -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  1.6%
                                Federal Home Loan Mortgage Corp.,
                     805         5.75%, 1/15/12                                893,679
                                Federal National Mortgage Assoc.,
                   3,150        7.125%, 6/15/10                              3,781,922
                     260        5.50%, 3/15/11                                 283,403
                   3,665(f)     6.125%, 3/15/12                              4,164,759
                   1,500(f)     5.50%, 7/18/12                               1,535,863
                                                                         -------------
                                Total U.S. government agency
                                 obligations
                                 (cost $10,176,779)                         10,659,626
                                                                         -------------

    38                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  3.2%
                                United States Treasury Bonds,
                $    275(d)     9.25%, 2/15/16                           $     413,691
                   2,130(d)     7.25%, 5/15/16                               2,765,486
                   1,860(d)     8.875%, 8/15/17                              2,757,152
                   6,345(b)     8.125%, 8/15/19                              8,966,246
                     960(d)     5.375%, 2/15/31                              1,066,800
                                United States Treasury Notes,
                     375(d)     2.875%, 6/30/04                                382,834
                   3,010(f)     3.25%, 8/15/07                               3,102,407
                       4        6.00%, 8/15/09                                   4,684
                     787(f)     4.375%, 8/15/12                                836,801
                   2,230(d)     Zero Coupon, 11/15/16, Strips                1,133,420
                                                                         -------------
                                Total U.S. government securities
                                 (cost $19,690,741)                         21,429,521
                                                                         -------------
FOREIGN GOVERNMENT OBLIGATIONS  0.2%
                                Hydro Quebec (Canada),
A1                   125(d)      7.50%, 4/1/16                                 161,780
                                Province of Quebec (Canada),
A1                   780(d)     5.75%, 2/15/09                                 868,990
A1                   400(d)     7.125%, 2/9/24                                 483,740
                                                                         -------------
                                Total foreign government obligations
                                 (cost $1,205,811)                           1,514,510
                                                                         -------------
                                Total long-term investments
                                 (cost $674,194,146)                       556,686,439
                                                                         -------------
SHORT-TERM INVESTMENTS  38.0%
CORPORATE BONDS  1.0%
-------------------------------------------------------------------------------------
Auto & Truck  0.2%
                                Navistar International Corp., Sr.
                                 Note,
Ba1                1,250(d)      7.00%, 2/1/03                               1,229,687
-------------------------------------------------------------------------------------
Electrical Utilities  0.1%
                                Ocean Energy, Inc.,
Baa3                 615(d)      7.875%, 8/1/03                                619,613

    See Notes to Financial Statements                                     39

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount                                                    Value (Note
(Unaudited)    (000)            Description                              1)
--------------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  0.3%
                                Limestone Electron Trust,
Baa3            $  2,250(d)      8.625%, 3/15/03                         $   2,004,104
-------------------------------------------------------------------------------------
Retail  0.3%
                                Federated Dept. Stores, Inc.,
Baa1               2,000(d)      8.125%, 10/15/02                            1,954,809
-------------------------------------------------------------------------------------
Utilities  0.1%
                                Calenergy Co., Inc., Sr. Note,
Baa3               1,000(d)      6.96%, 9/15/03                              1,016,020
                                                                         -------------
                                Total corporate bonds
                                 (cost $7,070,183)                           6,824,233
                                                                         -------------
U.S. GOVERNMENT SECURITIES  1.2%
                                United States Treasury Bills,
                                 1.64%, 12/19/02
                   8,000(b)      (cost $7,971,209)                           7,969,022
                                                                         -------------
INVESTMENT COMPANIES  35.8%
               Shares
--------------------------------------------------------------------------------------------
                                Prudential Core Investment
                                 Fund-Taxable Money Market Series
               240,463,002(e)    (cost $240,463,002; Note 3)               240,463,002
                                                                         -------------
                                Total short-term investments
                                 (cost $255,504,394)                       255,256,257
                                                                         -------------
                                Total investments  121.0%
                                 (cost $929,698,540; Note 5)               811,942,696
                                Liabilities in excess of other
                                 assets  (21.0%)                          (141,027,337)
                                                                         -------------
                                Net Assets  100.0%                       $ 670,915,359
                                                                         -------------
                                                                         -------------

    40                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2002 Cont'd.

(a) Non-income producing security.
(b) All or partial amount of security is segregated as initial margin for financial futures transactions.
(c) Principal amount of $44,500,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(d) All or partial amount of security pledged as collateral for dollar rolls.
(e) Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(f) Securities, or portion thereof, on loan, see Note 4.
(g) Fair valued security--value is determined by the Valuation Committee or Board of Directors in consultation with the Manager and Subadviser.
BV--Beloten Vennootschaap (Dutch Corporation).
CVO--Contingent Value Obligation.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
NV--Naamloze Vennootschap (Dutch Company).
PAC--Planned Amortization Class.
PLC--Public Limited Company (British Corporation).
SA--Societe Anonyme (French Corporation).
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     41

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Statement of Assets and Liabilities

                                                                September 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities
   on loan of $88,176,869 (cost $929,698,540)                     $  811,942,696
Cash                                                                     184,844
Receivable for investments sold                                       12,709,658
Dividends and interest receivable                                      2,402,509
Receivable for Series shares sold                                        425,000
Receivable for securities lending                                        199,200
Other assets                                                              25,651
                                                                ------------------
      Total assets                                                   827,889,558
                                                                ------------------
LIABILITIES
Payable to broker for collateral for securities on loan               88,176,869
Payable for investments purchased                                     60,947,912
Payable for Series shares reacquired                                   5,093,184
Accrued expenses and other liabilities                                   997,543
Due to broker - variation margin                                         991,919
Management fee payable                                                   382,306
Distribution fee payable                                                 201,945
Securities lending rebate payable                                        182,521
                                                                ------------------
      Total liabilities                                              156,974,199
                                                                ------------------
NET ASSETS                                                        $  670,915,359
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                           $       69,833
   Paid-in capital in excess of par                                  844,260,553
                                                                ------------------
                                                                     844,330,386
   Undistributed net investment income                                 8,222,618
   Accumulated net realized loss on investments                      (50,683,542)
   Net unrealized depreciation on investments                       (130,954,103)
                                                                ------------------
Net assets, September 30, 2002                                    $  670,915,359
                                                                ------------------
                                                                ------------------

    42                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($369,410,336 / 38,467,365 shares of beneficial
      interest issued and outstanding)                                    $ 9.60
   Maximum sales charge (5% of offering price)                               .51
                                                                ------------------
   Maximum offering price to public                                       $10.11
Class B:
   Net asset value, offering price and redemption price per
      share
      ($124,201,254 / 12,990,824 shares of common stock
      issued and outstanding)                                              $9.56
Class C:
   Net asset value and redemption price per share
      ($11,267,452 / 1,178,571 shares of beneficial
      interest issued and outstanding)                                    $ 9.56
   Sales charge (1% of offering price)                                       .10
                                                                ------------------
   Offering price to public                                                $9.66
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($166,036,317 / 17,195,957 shares of beneficial
      interest issued and outstanding)                                     $9.66

    See Notes to Financial Statements                                     43

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $ 11,223,006
   Dividends (net of foreign withholding taxes of $7,630)            10,871,058
   Income from securities loaned, net                                   325,197
                                                                ------------------
      Total income                                                   22,419,261
                                                                ------------------
Expenses
   Management fee                                                     5,544,059
   Distribution fee--Class A                                          1,152,628
   Distribution fee--Class B                                          1,699,283
   Distribution fee--Class C                                            155,770
   Transfer agent's fees and expenses                                 1,255,000
   Custodian's fees and expenses                                        220,000
   Reports to shareholders                                              210,000
   Registration fees                                                     45,000
   Legal fees and expenses                                               40,000
   Audit fee                                                             28,000
   Directors' fees                                                       18,000
   Miscellaneous                                                          9,397
                                                                ------------------
      Total operating expenses                                       10,377,137
                                                                ------------------
Net investment income                                                12,042,124
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment                                                       (33,549,967)
   Financial futures contracts                                        7,790,644
                                                                ------------------
                                                                    (25,759,323)
                                                                ------------------
Net change in unrealized depreciation on:
   Investments                                                      (58,993,787)
   Financial futures contracts                                      (11,446,337)
                                                                ------------------
                                                                    (70,440,124)
                                                                ------------------
Net loss on investments                                             (96,199,447)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(84,157,323)
                                                                ------------------
                                                                ------------------

    44                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Statement of Changes in Net Assets

                                                    Year Ended September 30,
                                            ----------------------------------------
                                                   2002                  2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $   12,042,124       $     19,587,899
   Net realized loss on investments              (25,759,323)           (24,835,573)
   Net change in unrealized depreciation
      on investments                             (70,440,124)          (119,150,051)
                                            ------------------    ------------------
   Net decrease in net assets resulting
      from operations                            (84,157,323)          (124,397,725)
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (12,067,120)              (529,982)
      Class B                                     (2,940,609)              (424,562)
      Class C                                       (267,376)               (65,756)
      Class Z                                     (5,959,996)            (3,969,182)
                                            ------------------    ------------------
                                                 (21,235,101)            (4,989,482)
                                            ------------------    ------------------
   Distributions from net realized gains
      on investments
      Class A                                             --               (603,473)
      Class B                                             --               (604,293)
      Class C                                             --                (93,593)
      Class Z                                             --             (4,237,101)
                                            ------------------    ------------------
                                                          --             (5,538,460)
                                            ------------------    ------------------
Series share transactions (net of share
   conversion) (Note 6)
   Net proceeds from shares sold(b)               91,187,390          1,982,644,704
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               20,371,526             10,480,627
   Cost of shares reacquired                    (215,245,862)        (1,162,705,795)
                                            ------------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions            (103,686,946)           830,419,536
                                            ------------------    ------------------
      Total increase (decrease)                 (209,079,370)           695,493,869
NET ASSETS
Beginning of year                                879,994,729            184,500,860
                                            ------------------    ------------------
End of year(a)                                $  670,915,359       $    879,994,729
                                            ------------------    ------------------
                                            ------------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of                                 $    8,222,618       $     17,403,115
                                            ------------------    ------------------
(b) For the year ending September 30, 2001, includes shares issued in connection with acquisition of Prudential Balanced Fund (Note 7).

    See Notes to Financial Statements                                     45

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements

      The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Prudential Active Balanced Fund (the 'Series'), Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund. These financial statements relate to Prudential Active Balanced Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

      The Series' investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with Prudential Investment Management, Inc. ('PIM' or 'Subadviser'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the manager and subadviser, able to produce prices which are representative of market value. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days, are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market-value.

      Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the Manager and Subadviser.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Dollar Rolls:    The Series may enter into mortgage dollar rolls in which
the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series' policy is to record the components of dollar rolls as purchase and sale transactions. Any difference between the
                                                                          47

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. The Series had dollar rolls outstanding as of September 30, 2002, which are included in Receivable for Investments Sold and Payable for Investments Purchased on the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

      The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

      Securities Lending:    The Fund may lend its securities to qualified
institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on an accrual basis. The Series amortizes premiums and accretes original discount on portfolio securities as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to October 1, 2001, the Fund did not amortize premium on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Series' net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The current adjustments for the year ended September 30, 2002 resulted in an increase to net investment income of $1,206, and a decrease to realized gains of $1,206 and had no effect on

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

unrealized appreciation. The cumulative adjustment upon adoption through September 30, 2002 resulted in no change to undistributed net investment income and no change to unrealized appreciation on investments.

      Dividends and Distributions:    Distributions from net investment income
and net capital gains, if any, are made annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the Subadviser's performance of such services. PI has entered into a subadvisory agreement with PIM. PIM furnishes investment advisory services in connection with the management of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' daily average net assets up to $1 billion and .60 of 1% of the average net assets of the Series in excess of $1 billion.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2002.
                                                                          49

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

      PIMS has advised the Series that it received approximately $100,400 and $8,100 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended September 30, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended September 30, 2002, it received approximately $231,400 and $1,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with a group of banks. For the year ended September 30, 2002, the amounts of the commitment was $930 million from October 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended September 30, 2002, the Series incurred fees of approximately $1,086,300 for the services of PMFS. As of September 30, 2002, approximately $77,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Series pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount incurred by the Series during the year ended September 30, 2002 was approximately $38,900 and is included in transfer agent's fees and expenses in the

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

Statement of Operations. As of September 30, 2002, approximately $4,100 of such fees were due to PSI.

      PSI is the securities lending agent for the Series. For the year ended September 30, 2002, PSI has been compensated by the Series approximately $108,000 for these services.

      The Series invests in the Taxable Money Market Series, a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended September 30, 2002, the Series earned income from the Taxable Money Market Series of approximately $4,013,400 and $325,200 respectively, by investing its excess cash and collateral received from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 2002 were $1,526,392,093 and $1,616,667,702 respectively.

      During the year ended September 30, 2002, the Series entered into financial futures contracts. Details of open contracts at September 30, 2002 were as follows:

                                                   Value at         Value at          Unrealized
 Number of                        Expiration        Trade         September 30,     Appreciation/
 Contracts          Type             Date            Date             2002          (Depreciation)
-----------    ---------------    ----------     ------------     -------------     --------------
               Long Positions:
               U.S. Treasury
132              5yr Note             Dec 02     $ 14,594,832     $ 15,085,125       $     490,293
               U.S. Treasury
23               Bond                 Dec 02        2,586,855        2,627,750              40,895
               S&P Mid-Cap 400
258              Index                Dec 02       58,269,300       52,612,650          (5,656,650)
253            S&P 500 Index          Dec 02       58,522,062       51,548,750          (6,973,312)
               Short Positions:
               U.S. Treasury
71               2yr Note             Dec 02       15,078,205       15,258,344            (180,139)
               U.S. Treasury
179              10yr Note            Dec 02       19,827,873       20,747,219            (919,346)
                                                                                    --------------
                                                                                     $ (13,198,259)
                                                                                    --------------
                                                                                    --------------

      The amount of dollar rolls outstanding at September 30, 2002 was $46,176,935 (principal $44,500,000), which was 6.9% of net assets.
                                                                          51

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

      As of September 30, 2002, the Series had securities on loan with an aggregate market value of $83,695,385. The Series received $88,176,869 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series' securities lending procedures.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended September 30, 2002, the adjustments were to increase net investment income by $12,480, increase accumulated net realized loss on investment by $11,282 and decrease paid-in-capital in excess of par by $1,198 due to a non-deductible excise tax paid by the Series and other differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended September 30, 2002, the tax character of the distributions paid, as reflected in the Statement of Changes in Net Assets of $21,235,101 was ordinary income.

      As of September 30, 2002, the components of distributable earnings on a tax basis was $8,222,618 of ordinary income.

      For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2002 of approximately $16,131,400 of which $22,900 and $16,108,500 expires in 2009 and 2010, respectively. In addition, the Series elected to treat net capital losses of approximately $44,856,300 incurred in the eleven-month period ended September 30, 2002 as having occurred in the following fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of September 30, 2002 were as follows:

                                                           Net
  Tax Basis                                            Unrealized
of Investments     Appreciation     Depreciation      Depreciation
--------------     ------------     -------------     -------------
 $ 932,592,642     $ 23,346,188     $(143,996,134)    $(120,649,946)

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which (including the Series) offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares. As of September 30, 2002 Prudential owned 192,473 Class A shares, 10 Class B shares, and 10 Class C shares of the Series.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended September 30, 2002:
Shares sold                                                  2,416,431    $  27,016,526
Shares issued in reinvestment of dividends                     983,595       11,291,670
Shares reacquired                                           (9,601,174)    (106,105,795)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (6,201,148)     (67,797,599)
Shares issued upon conversion from Class B                   1,851,632       20,634,380
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (4,349,516)   $ (47,163,219)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended September 30, 2001:
Shares sold                                                 42,640,383    $ 533,752,789
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                         39,781,013      498,463,933
Shares issued in reinvestment of dividends and
  distributions                                                 87,889        1,117,952
Shares reacquired                                          (47,346,788)    (590,518,826)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                35,162,497      442,815,848
Shares issued upon conversion from Class B                   6,459,560       78,851,001
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               41,622,057    $ 521,666,849
                                                           -----------    -------------
                                                           -----------    -------------

                                                                          53

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

Class B                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended September 30, 2002:
Shares sold                                                  1,723,536    $  19,323,258
Shares issued in reinvestment of dividends                     248,945        2,860,382
Shares reacquired                                           (3,609,992)     (39,221,503)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (1,637,511)     (17,037,863)
Shares reacquired upon conversion into Class A              (1,854,251)     (20,634,380)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (3,491,762)   $ (37,672,243)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended September 30, 2001:
Shares sold                                                 25,508,752    $ 318,862,215
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                         23,649,238      296,140,946
Shares issued in reinvestment of dividends and
  distributions                                                 78,825        1,001,080
Shares reacquired                                          (27,631,407)    (344,556,318)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                21,605,408      271,447,923
Shares reacquired upon conversion into Class A              (6,485,699)     (78,851,001)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               15,119,709    $ 192,596,922
                                                           -----------    -------------
                                                           -----------    -------------
Class C
--------------------------------------------------------
Year ended September 30, 2002:
Shares sold                                                    314,712    $   3,483,964
Shares issued in reinvestment of dividends and
  distributions                                                 22,988          264,128
Shares reacquired                                             (652,109)      (7,124,809)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (314,409)   $  (3,376,717)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended September 30, 2001:
Shares sold                                                  1,663,156    $  20,539,283
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                            920,247       11,522,018
Shares issued in reinvestment of dividends and
  distributions                                                 12,237          155,417
Shares reacquired                                           (1,314,136)     (16,317,359)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                1,281,504    $  15,899,359
                                                           -----------    -------------
                                                           -----------    -------------

    54

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

Class Z                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended September 30, 2002:
Shares sold                                                  3,691,278    $  41,363,642
Shares issued in reinvestment of dividends                     516,508        5,955,346
Shares reacquired                                           (5,662,712)     (62,793,755)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (1,454,926)     (15,474,767)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended September 30, 2001:
Shares sold                                                 14,991,139    $ 186,528,980
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                          9,315,459      116,834,540
Shares issued in reinvestment of dividends and
  distributions                                                645,140        8,206,178
Shares reacquired                                          (16,925,458)    (211,313,292)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                8,026,280    $ 100,256,406
                                                           -----------    -------------
                                                           -----------    -------------

Note 7. Acquisition of Prudential Balanced Fund
On November 10, 2000, the Series acquired all the net assets of Prudential Balanced Fund pursuant to a plan of reorganization approved by Prudential Balanced Fund shareholders on October 27, 2000. The acquisition was accomplished by a tax-free exchange of the following shares:

               Prudential Balanced
                   Fund Shares               Series
                    Redeemed             Shares Issued           Value
               -------------------     ------------------     ------------
Class A             43,724,218             39,781,013         $498,463,933
Class B             26,064,125             23,649,238          296,140,946
Class C              1,014,216                920,247           11,522,018
Class Z             10,247,005              9,315,459          116,834,540

      Prudential Balanced Fund net assets at that date ($922,961,437), including $46,678,039 of unrealized appreciation, were combined with those of the Series. The aggregate net assets of the Series and Prudential Balanced Fund immediately before the acquisition were $172,990,345 and $922,961,437, respectively.
                                                                          55

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights

                                                                    Class A
                                                             ---------------------
                                                                  Year Ended
                                                             September 30, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $   11.08
                                                                  ----------
Income from investment operations:
Net investment income                                                    .18
Net realized and unrealized gain (loss) on investment
transactions                                                           (1.37)
                                                                  ----------
   Total from investment operations                                    (1.19)
                                                                  ----------
Less distributions:
Dividends from net investment income                                    (.29)
Distributions from net realized gains                                     --
                                                                  ----------
   Total distributions                                                  (.29)
                                                                  ----------
Net asset value, end of year                                       $    9.60
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (11.18)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 369,410
Average net assets (000)                                           $ 461,051
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees(c)                                                      1.11%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          .86%
   Net investment income                                                1.51%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                               215%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c) For the fiscal year ended September 30, 2002 the Distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

    56                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                           Year Ended September 30,
-------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  13.76             $  13.25             $  13.29              $14.41
----------------         --------             --------             -------
         .44                  .38                  .31                 .44
       (2.31)                1.10                 1.69                (.20)
----------------         --------             --------             -------
       (1.87)                1.48                 2.00                 .24
----------------         --------             --------             -------
        (.38)                (.28)                (.30)               (.32)
        (.43)                (.69)               (1.74)              (1.04)
----------------         --------             --------             -------
        (.81)                (.97)               (2.04)              (1.36)
----------------         --------             --------             -------
    $  11.08             $  13.76             $  13.25              $13.29
----------------         --------             --------             -------
----------------         --------             --------             -------
      (14.40)%              11.56%               16.07%               1.93%
    $474,409             $ 16,444             $ 10,397              $3,218
    $456,359             $ 13,248             $  6,918              $2,090
        1.21%                1.30%                1.41%               1.28%
         .96%                1.05%                1.16%               1.03%
        2.21%                2.76%                2.29%               2.72%
         134%                 243%                 230%                256%

    See Notes to Financial Statements                                     57

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                                                    Class B
                                                             ---------------------
                                                                  Year Ended
                                                             September 30, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $   11.00
                                                                  ----------
Income from investment operations:
Net investment income                                                    .10
Net realized and unrealized gain (loss) on investment
transactions                                                           (1.36)
                                                                  ----------
   Total from investment operations                                    (1.26)
                                                                  ----------
Less distributions:
Dividends from net investment income                                    (.18)
Distributions from net realized gains                                     --
                                                                  ----------
   Total distributions                                                  (.18)
                                                                  ----------
Net asset value, end of year                                       $    9.56
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (11.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 124,201
Average net assets (000)                                           $ 169,928
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                         1.86%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          .86%
   Net investment income                                                 .77%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.

    58                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                           Year Ended September 30,
-------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  13.68             $  13.17             $  13.22              $14.34
----------------         --------             --------             -------
         .40                  .27                  .19                 .27
       (2.35)                1.11                 1.69                (.14)
----------------         --------             --------             -------
       (1.95)                1.38                 1.88                 .13
----------------         --------             --------             -------
        (.30)                (.18)                (.19)               (.21)
        (.43)                (.69)               (1.74)              (1.04)
----------------         --------             --------             -------
        (.73)                (.87)               (1.93)              (1.25)
----------------         --------             --------             -------
    $  11.00             $  13.68             $  13.17              $13.22
----------------         --------             --------             -------
----------------         --------             --------             -------
      (14.99)%              10.78%               15.12%               1.10%
    $181,313             $ 18,648             $ 10,979              $3,038
    $225,621             $ 13,794             $  7,018              $1,285
        1.96%                2.05%                2.16%               2.03%
         .96%                1.05%                1.16%               1.03%
        1.55%                2.01%                1.54%               1.95%

    See Notes to Financial Statements                                     59

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                                                    Class C
                                                             ---------------------
                                                                  Year Ended
                                                             September 30, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $ 11.00
                                                                   --------
Income from investment operations:
Net investment income                                                   .08
Net realized and unrealized gain (loss) on investment
transactions                                                          (1.34)
                                                                   --------
   Total from investment operations                                   (1.26)
                                                                   --------
Less distributions:
Dividends from net investment income                                   (.18)
Distributions from net realized gains                                    --
                                                                   --------
   Total distributions                                                 (.18)
                                                                   --------
Net asset value, end of year                                        $  9.56
                                                                   --------
                                                                   --------
TOTAL RETURN(a):                                                     (11.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $11,268
Average net assets (000)                                            $15,577
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                        1.86%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                         .86%
   Net investment income                                                .76%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.

    60                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                           Year Ended September 30,
-------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  13.68              $13.17               $13.22               $14.34
    --------             -------              -------              -------
         .32                 .27                  .19                  .48
       (2.27)               1.11                 1.69                 (.35)
    --------             -------              -------              -------
       (1.95)               1.38                 1.88                  .13
    --------             -------              -------              -------
        (.30)               (.18)                (.19)                (.21)
        (.43)               (.69)               (1.74)               (1.04)
    --------             -------              -------              -------
        (.73)               (.87)               (1.93)               (1.25)
    --------             -------              -------              -------
    $  11.00              $13.68               $13.17               $13.22
    --------             -------              -------              -------
    --------             -------              -------              -------
      (14.99)%             10.78%               15.12%                1.10%
    $ 16,423              $2,893               $1,117               $  284
    $ 14,019              $1,741               $  674               $  118
        1.96%               2.05%                2.16%                2.03%
         .96%               1.05%                1.16%                1.03%
        1.43%               2.02%                1.54%                2.04%

    See Notes to Financial Statements                                     61

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                                                    Class Z
                                                             ---------------------
                                                                  Year Ended
                                                             September 30, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $   11.14
                                                                  ----------
Income from investment operations:
Net investment income                                                    .21
Net realized and unrealized gain (loss) on investment
transactions                                                           (1.37)
                                                                  ----------
   Total from investment operations                                    (1.16)
                                                                  ----------
Less distributions:
Dividends from net investment income                                    (.32)
Distributions from net realized gains                                     --
                                                                  ----------
   Total distributions                                                  (.32)
                                                                  ----------
Net asset value, end of year                                       $    9.66
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (10.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 166,036
Average net assets (000)                                           $ 206,376
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          .86%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          .86%
   Net investment income                                                1.76%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.

    62                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  13.79             $  13.27             $  13.32             $  14.45
----------------     ----------------     ----------------     ----------------
         .35                  .40                  .35                  .38
       (2.17)                1.12                 1.68                 (.12)
----------------     ----------------     ----------------     ----------------
       (1.82)                1.52                 2.03                  .26
----------------     ----------------     ----------------     ----------------
        (.40)                (.31)                (.34)                (.35)
        (.43)                (.69)               (1.74)               (1.04)
----------------     ----------------     ----------------     ----------------
        (.83)               (1.00)               (2.08)               (1.39)
----------------     ----------------     ----------------     ----------------
    $  11.14             $  13.79             $  13.27             $  13.32
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
    $ (13.96)%              11.87%               16.32%                2.12%
    $207,850             $146,516             $124,250             $161,838
    $230,926             $137,089             $130,052             $177,443
         .96%                1.05%                1.16%                1.03%
         .96%                1.05%                1.16%                1.03%
        2.51%                2.99%                2.54%                2.99%

    See Notes to Financial Statements                                     63

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund (the 'Fund,' one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
November 15, 2002

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (September 30, 2002) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended September 30, 2002, dividends paid from net investment income were $.288 per share for Class A shares, $.180 per share for Class B and Class C shares and $.322 per share for Class Z shares, which are taxable as ordinary income.

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 6.91% of the dividends paid from ordinary income in the fiscal year ended September 30, 2002 qualify for each of these states' tax exclusion.

      We also wish to advise you that 44.24% of the dividends paid from ordinary income in the fiscal year ended September 30, 2002 qualified for the corporate dividends received deduction available to corporate taxpayers.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2002.
                                                                          65

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
                               www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited)

      Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors
       ---------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        Since 2000    Currently President Emeritus         79        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation.
                                                              (1978-2002) of New Jersey
                                                              Institute of Technology;
                                                              Commissioner (1998-2002) of
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Trustee (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        Since 1996    Marketing Consultant.                89

Douglas H. McCorkindale (63)    Director        Since 1996    Formerly Vice Chairman (March        75        Chairman (since
                                                              1984-May 2000) of Gannett Co.                  February 2001), Chief
                                                              Inc.                                           Executive Officer
                                                                                                             (since June 2000) and
                                                                                                             President (since
                                                                                                             September 1997) of
                                                                                                             Gannett Co. Inc.
                                                                                                             (publishing and media);
                                                                                                             Director of Continental
                                                                                                             Airlines, Inc.;
                                                                                                             Director (since May
                                                                                                             2001) of Lockheed
                                                                                                             Martin Corp. (aerospace
                                                                                                             and defense); Director
                                                                                                             of The High Yield Plus
                                                                                                             Fund, Inc. (since
                                                                                                             1996).

    66                                                                    67

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
                                  www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        Since 2000    Vice President (since 1997) of       79
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        Since 1996    President of Greater Rochester       95        Director, President and
                                                              Metro Chamber of Commerce;                     Treasurer (since 1986)
                                                              formerly Rochester City                        of First Financial
                                                              Manager; formerly Deputy                       Fund, Inc. and Director
                                                              Monroe County Executive;                       (since 1988) of The
                                                              Trustee of Center for                          High Yield Plus Fund,
                                                              Governmental Research, Inc.;                   Inc.
                                                              Director of Blue Cross of
                                                              Rochester; Monroe County Water
                                                              Authority and Executive
                                                              Service Corps of Rochester.

Stephen P. Munn (60)            Director        Since 1996    Formerly Chief Executive             73        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        Since 1995    Formerly Management Consultant       73
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        Since 1995    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992) and Kmart
                                                              (direct marketing); formerly                   Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

    68                                                                    69

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
                                     www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
----------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        Since 1996    Formerly Chairman (January           73
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        Since 1996    President (since 1983) of            91        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors
       --------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (55)           Vice            Since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of                           1989) of The Asia
                                                              Prudential Investments LLC;                    Pacific Fund, Inc.
                                                              Executive Vice President and
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    70                                                                    71

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
                                 www.prudential.com    (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Company who are not also Directors is set forth below.

       Officers
       --------

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
-------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       Since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    72                                                                    73

The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
                                     www.prudential.com   (800) 225-1852
             Management of the Company (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
-------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Company's Directors is included in the Company's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    74                                                                    75

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.



PRUDENTIAL MUTUAL FUNDS
-------------------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                                www.prudential.com    (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
---------------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                                www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on successful--
and not-so-successful--strategies in
this section of your report. Look for
recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings), liabilities
(how much the Fund owes), and net assets
(the Fund's equity or holdings after
the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which
details income (mostly interest and
dividends earned) and expenses (including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Class A    Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 9/30/02

                        One Year    Five Years    Since Inception
With Sales Charge       -15.62%       -0.95%          1.94%
Without Sales Charge    -11.18%        0.07%          2.83%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Active Balanced Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index), the Lehman Brothers
Govt/Credit Bond Index (the Lehman Index), and the Lehman Brothers Aggregate Bond Index
(the Index) by portraying the initial
account values at the commencement of
operations of Class A shares, and the
account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500
Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
Lehman Index is an unmanaged, weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury. The S&P
500 Index and the Lehman Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of balanced/ allocation funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

See the page following these charts for an explanation of the Lehman Brothers Aggregate
Bond Index.

                                 www.prudential.com    (800) 225-1852

Class B    Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns as of 9/30/02

                         One Year    Five Years    Since Inception
With Sales Charge        -16.07%      -0.79%          2.00%
Without Sales Charge     -11.73%      -0.66%          2.11%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Active Balanced Fund (Class B shares) with a similar investment in the S&P
500, the Lehman Index, and the Index by
portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on September 30, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how
stock prices have performed. The Lehman
Index is an unmanaged, weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury. The S&P 500 Index and the
Lehman Index total returns include the
reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of balanced/ allocation funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index. This graph is furnished to you in accordance with SEC regulations.

See the page following these charts for an explanation of the Lehman Brothers Aggregate
Bond Index.

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Class C    Growth of a $10,000 Investment

                      (CHART)

Average Annual Total Returns as of 9/30/02

                          One Year    Five Years    Since Inception
With Sales Charge          -13.47%      -0.86%         1.94%
Without Sales Charge       -11.73%      -0.66%        2.11%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Active Balanced Fund (Class C shares) with a similar investment in the S&P
500 Index, the Lehman Index, and the Index by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on September 30, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how
stock prices have performed. The Lehman
Index is an unmanaged, weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury. The S&P 500 Index and the
Lehman Index total returns include the
reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of balanced/ allocation funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.This graph is furnished to you in
accordance with SEC regulations.

See the page following these charts for an explanation of the Lehman Brothers Aggregate
Bond Index.

                       www.prudential.com    (800) 225-1852

Class Z    Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 9/30/02

       One Year    Five Years    Since Inception
        -10.86%       0.38%         6.06%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Active Balanced Fund (Class Z shares) with a similar investment in the S&P
500 Index, the Lehman Index, and the Index by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (September 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how
stock prices have performed. The Lehman
Index is an unmanaged, weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury. The S&P 500 Index and the
Lehman Index total returns include the
reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of balanced/ allocation funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index. This graph is furnished to you in accordance with SEC regulations.

See the page following these charts for an explanation of the Lehman Brothers Aggregate
Bond Index.

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Growth of a $10,000 Investment Additional Footnotes

Explanation of the Lehman Brothers Aggregate
Bond Index portrayed in the Growth of a
$10,000 Investment graphs for Classes A, B,
C, and Z.

The Fund's fixed income benchmark has
changed to the Lehman Brothers Aggregate
Bond Index (the Index), which includes
mortgage-backed securities. It provides a larger universe selection than the Lehman
Brothers Govt/Credit Bond Index. The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only index that may be used to characterize performance of balanced/allocation funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graphs are furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq    CUSIP
------     ---    ---
    Class A    PIBAX    74437E883
    Class B    PBFBX    74437E875
    Class C    PABCX    74437E867
    Class Z    PABFX    74437E859

MF185E    IFS-A075724